SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box: ☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12
Filing by:
TLC VISION CORPORATION

(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check appropriate box):
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐ Fee paid previously with preliminary materials.
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NOTICE OF 2006 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 22, 2006
MANAGEMENT INFORMATION CIRCULAR GENERAL PROXY INFORMATION
BUSINESS TO BE CONDUCTED AT THE MEETING
EXECUTIVE OFFICERS
INFORMATION ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
AUDIT COMMITTEE REPORT
DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE
INDEBTEDNESS OF DIRECTORS AND OFFICERS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING
ANNUAL INFORMATION
OTHER BUSINESS
DIRECTORS’ APPROVAL
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D

TLC VISION CORPORATION

NOTICE OF 2006 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 22, 2006

NOTICE IS HEREBY GIVEN THAT the 2006 annual and special meeting of the shareholders of TLC Vision Corporation (“Company”) will be held on June 22, 2006 at 9:00 a.m. Eastern Daylight Time at the Dominion Club, 1 King Street West, Toronto, Ontario, for the following purposes:

1. To approve certain amendments to the Company’s Amended and Restated Share Option Plan, including an increase in the number of common shares reserved for issuance pursuant to such plan from 7,116,000 to 9,116,000 common shares;

2. To elect seven directors for the ensuing year;

3. To appoint Ernst & Young LLP as auditors of the Company for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors;

4. To receive the consolidated financial statements of the Company for the fiscal year ended December 31, 2005, together with the report of the auditors thereon; and

5. To transact such further business as may properly come before the annual and special meeting or any adjournment thereof.

The text of the resolution approving item 1 is contained in Appendix A to the accompanying management information circular.

The Board of Directors has fixed the close of business on May 12, 2006 as the record date for determining the Company’s shareholders entitled to notice of and to vote at its annual and special meeting.

Management of the Company is soliciting the enclosed proxy. Please refer to the accompanying management information circular for further information with respect to the business to be transacted at the annual and special meeting. The management information circular is deemed to be incorporated by reference in and to form part of this notice.

The Board of Directors recommends that you vote FOR each of the above proposals.

By Order of the Board of Directors

/s/  Brian L. Andrew
Brian L. Andrew
General Counsel and Secretary
May 1, 2006

Whether or not you expect to attend the annual and special meeting, please exercise your right to vote either by (a) signing and returning the form of proxy to CIBC Mellon Trust Company, Proxy Dept., 200 Queen’s Quay East, Unit #6, Toronto, Ontario, M5A 4K9 so as to arrive not later than the close of business on June 20, 2006 or, if the meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjourned meeting or (b) by completing the request for voting instructions in accordance with the directions provided. If you execute a proxy card, you may still attend the annual and special meeting, revoke your proxy and vote your shares in person. However, attending the annual and special meeting in person will not revoke your proxy unless you follow the procedures explained under “Revocation of Proxies” in the accompanying management information circular.

TLC VISION CORPORATION

MANAGEMENT INFORMATION CIRCULAR

GENERAL PROXY INFORMATION

The information contained in this management information circular is given as at May 1, 2006, except where otherwise noted. This management information circular is first being sent or given to shareholders on or about May 29, 2006. All references to “$” shall mean U.S. dollars and all references to “Cdn.$” shall mean Canadian dollars.

Solicitation of Proxies

The information contained in this management information circular, which is a proxy statement under U.S. securities law, is furnished in connection with the solicitation of proxies to be used at the annual and special meeting of shareholders of TLC Vision Corporation to be held on Thursday, June 22, 2006 at 9:00 a.m. Eastern Daylight Time at the Dominion Club, 1 King Street West, Toronto, Ontario, and at all adjournments of the meeting, for the purposes set forth in the accompanying notice of meeting. It is expected that the solicitation will be made primarily by mail. We have also retained Kingsdale Shareholder Services Inc., a proxy solicitation firm, to assist in the solicitation of proxies for a fee of Cdn.$45,000 plus customary out-of-pocket expenses. Our directors, officers and employees, without additional remuneration, may also solicit proxies personally. We will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials to their principals. The solicitation of proxies by this management information circular is being made by or on behalf of the Company’s management and the total cost of the solicitation will be borne by the Company.

Unless the context requires otherwise, the “Company,” “we,”, “our,” and “us,” refer to TLC Vision Corporation.

Appointment of Proxies

If you are a registered owner of common shares, you may vote in person at the meeting or you may appoint another person to represent you as proxyholder and vote your shares at the meeting. If you wish to attend the meeting and vote in person, do not complete or return the enclosed form of proxy because you will vote in person at the meeting. Please register with the transfer agent, CIBC Mellon Trust Company, when you arrive at the meeting.

The persons named in the enclosed form of proxy are representatives of the Company’s management and are directors or officers of the Company. A shareholder who wishes to appoint some other person, who need not be a shareholder of the Company, to represent such shareholder at the meeting may do so by inserting such person’s name in the blank space provided in the form of proxy.

To be valid, proxies must be deposited with the Secretary of the Company, c/o CIBC Mellon Trust Company, Proxy Dept., 200 Queen’s Quay East, Unit #6, Toronto, Ontario, M5A 4K9 not later than the close of business on June 20, 2006 or, if the meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjourned meeting.

Our executive office is located at 5280 Solar Drive, Mississauga, Ontario, L4W 5M8. Our registered office is located at 44 Chipman Hill, Suite 1000, P.O. Box 7289, Station “A”, Saint John, New Brunswick, E2L 4S6.

Non-Registered Shareholders

Only our registered shareholders, or the persons they appoint as their proxies, are permitted to attend and vote at the meeting. However, in many cases, the Company’s shares beneficially owned by a holder (“Non-Registered Holder”) are registered either:

•	in the name of an intermediary that the Non-Registered Holder deals with in respect of the shares. Intermediaries include banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans; or

•	in the name of a depository (such as The Canadian Depository for Securities Limited or The Depository Trust Company) of which the intermediary is a participant.

In accordance with Canadian securities law, we have distributed copies of the notice of meeting, this management information circular, the form of proxy and the annual report for the fiscal year ended December 31, 2005 (collectively, the “meeting materials”) to the depositories and intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward meeting materials to Non-Registered Holders unless, in the case of Canadian Non-Registered Holders, a Non-Registered Holder has waived the right to receive them. Typically, intermediaries will use a service company (such as ADP Investor Communications (“ADP IC”)) to forward the meeting materials to Non-Registered Holders.

Non-Registered Holders who have not waived the right to receive meeting materials will receive either a voting instruction form or, less frequently, a form of proxy. The purpose of these forms is to permit Non-Registered Holders to direct the voting of the shares they beneficially own. Non-Registered Holders should follow the procedures set out below, depending on which type of form they receive.

A.	Voting Instruction Form. In most cases, a Non-Registered Holder will receive, as part of the meeting materials, a voting instruction form. If the Non-Registered Holder does not wish to attend and vote at the meeting in person (or have another person attend and vote on the Non-Registered Holder’s behalf), the voting instruction form must be completed, signed and returned in accordance with the directions on the form. Voting instruction forms sent by ADP IC permit the completion of the voting instruction form by telephone or through the Internet at www.proxyvotecanada.com. If a Non-Registered Holder wishes to attend and vote at the meeting in person (or have another person attend and vote on the Non-Registered Holder’s behalf), the Non-Registered Holder must complete, sign and return the voting instruction form in accordance with the directions provided and a form of proxy giving the right to attend and vote will be forwarded to the Non-Registered Holder.

 or

B.	Form of Proxy. Less frequently, a Non-Registered Holder will receive, as part of the meeting materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise uncompleted. If the Non-Registered Holder does not wish to attend and vote at the meeting in person (or have another person attend and vote on the Non-Registered Holder’s behalf), the Non-Registered Holder must complete the form of proxy and deposit it with the Secretary of the Company as described above under “Appointment of Proxies.” If a Non-Registered Holder wishes to attend and vote at the meeting in person (or have another person attend and vote on the Non-Registered Holder’s behalf), the Non-Registered Holder must strike out the names of the persons named in the proxy and insert the Non-Registered Holder’s (or such other person’s) name in the blank space provided.

Non-Registered Holders should follow the instructions on the forms they receive and contact their intermediaries promptly if they need assistance.

Revocation of Proxies

A registered shareholder who has given a proxy may revoke the proxy by:

A.	completing and signing a proxy bearing a later date and depositing it with the Secretary of the Company as described above; or

B.	depositing an instrument in writing executed by the shareholder or by the shareholder’s attorney authorized in writing: (i) at our registered office at any time up to and including the last business day preceding the day of the meeting, or any adjournment of the meeting, at which the proxy is to be used, or (ii) with the chairman of the meeting on the day of the meeting or any adjournment of the meeting; or

C.	in any other manner permitted by law.

A Non-Registered Holder may revoke a voting instruction form or a waiver of the right to receive meeting materials and to vote given to an intermediary at any time by written notice to the intermediary, except that an intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive materials and to vote that is not received by the intermediary at least seven days prior to the meeting.

Voting of Proxies

The management representatives designated in the enclosed form of proxy will vote or withhold from voting the shares for which they are appointed as proxy on any ballot that may be called for in accordance with the instructions of the shareholder as indicated on the proxy, and if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such direction, such shares will be voted by the management representatives FOR each of the resolutions as indicated in the discussion of each resolution below. The scrutineers appointed for the meeting will tabulate votes cast by proxy or in person at the meeting. The scrutineers at the meeting will include common shares that are present and entitled to vote but that abstain or are withheld from voting on a particular matter for purposes of determining the presence of a quorum but not for purposes of determining whether the required vote has been received for a particular matter. If a broker indicates on a proxy that such broker does not have discretionary authority to vote on a particular matter and has not received instructions from the beneficial owner, such shares will not be considered for purposes of determining the presence of a quorum or for the purposes of determining whether the required vote has been received.

The form of proxy confers discretionary voting authority on those persons designated in the proxy with respect to amendments or variations to the resolutions identified in the notice of the meeting and with respect to other matters that may properly come before the meeting. Our management knows of no such amendment, variation or other matter to come before the meeting as of the date of this management information circular. However, if such amendments or variations or other matters properly come before the meeting, the management representatives designated in the form of proxy will vote the common shares represented thereby in accordance with their best judgment.

Voting Shares and Record Date

On May 1, 2006, we had outstanding 68,880,000 common shares. Each holder of common shares of record at the close of business on May 12, 2006, the record date established for notice of the meeting, will, except as otherwise described, be entitled to one vote for each common share held on all matters proposed to come before the meeting or any adjournment thereof, except to the extent that the holder has transferred any common shares after the record date and the transferee of such shares establishes ownership of them and demands, not later than the close of business 10 days before the meeting, to be included in the list of shareholders entitled to vote at the meeting, in which case the transferee will be entitled to vote such shares.

A quorum for the shareholder meeting will consist of at least two persons present in person and each entitled to vote at the meeting and holding at least 33 1/3% of our outstanding common shares.

BUSINESS TO BE CONDUCTED AT THE MEETING

Approval of Amendments to the Amended and Restated Share Option Plan

Description of Amendments

On April 30, 2006, the Company’s board of directors approved certain amendments to the Company’s Amended and Restated Share Option Plan (the “Plan”). These changes consisted of:

•	increasing the number of common shares which may be issued under the Plan from 7,116,000 to 9,116,000;

•	extending the maximum expiry date of options to be awarded under the Plan from five years to ten years; and

•	imposing a limit on the number of options which may be granted to non-executive directors other than the Chairman such that no non-executive director (being a director who is not also an officer or employee of the Company or any of its affiliates, as defined in the Securities Act (Ontario)), shall be granted options under the Plan to purchase more than 15,000 common shares in the aggregate in any calendar year, and no non-

executive Chairman shall be granted options to purchase more than 20,000 common shares in the aggregate in any calendar year.

The number of common shares available for issuance pursuant to the Plan after the proposed increase will represent approximately 3% of the Company’s currently issued and outstanding common shares. As of May 1, 2006, options to acquire 4.3 million common shares remained outstanding and unexercised under the Plan and 152,825 common shares remained available to be granted under the Plan. At the Company’s 2004 annual and special meeting of shareholders, our shareholders approved an increase in the number of common shares available for issuance pursuant to the Plan from 5,116,000 to 7,116,000. The Company subsequently repurchased 2,000,000 common shares in the open market during 2005 to reduce the Company’s outstanding shares. In the aggregate, the number of common shares issuable under outstanding and unexercised options under the Plan and those remaining available for options to be granted under the Plan, after giving effect to the amendment to add 2,000,000 common shares to the amount reserved, represents 9% of the Company’s currently issued and outstanding common shares. The purpose of the amendment to increase the number of shares available for issuance pursuant to the Plan is to ensure that there remains for issuance under the Plan a sufficient number of options to allow the Company to maintain its current policy of awarding options as an alternative to cash compensation, and as bonus remuneration, for all corporate office employees and directors of the Company.

Options granted under the Plan typically vest in equal tranches of 25% on each of the first to fourth anniversaries of the date of grant. The board of directors of the Company believes that extending the expiry date of options from five years after the date of grant to ten years after the date of grant provides option recipients with a more reasonable period during which to exercise options and furthers the retention and incentive goals of the Plan.

The board of directors believes that options continue to be an effective method of attracting, retaining and compensating directors. However, the board of directors is also proposing limiting the number of options that may be granted to individual non-executive directors in any calendar year to options to purchase no more than 15,000 common shares or 20,000 common shares for a non-executive Chairman. The board of directors believes that this is an appropriate limit on its discretion to grant options yet permits it to continue to use options as a component of director compensation.

Description of the Plan

The board of directors of the Company has appointed its Compensation Committee to administer the Plan. The purpose of the Plan is to advance the interest of the Company by (i) providing directors, officers, employees and other eligible persons with additional incentive; (ii) encouraging stock ownership by eligible persons; (iii) increasing the proprietary interests of eligible persons in the success of the Company; (iv) encouraging eligible persons to remain with the Company or its subsidiaries; and (v) attracting new employees, officers or directors to the Company or its subsidiaries. In determining whether to grant options and how many options to grant to eligible persons under the Plan, consideration is given to each individual’s past performance and contribution to the Company as well as the individual’s expected ability to contribute to the Company in the future. The Compensation Committee has the authority to determine the limitations, restrictions and conditions, including with respect to vesting, applicable to each award of options. The Compensation Committee also intends that some options granted to senior officers of the Company will be subject to performance goals based on the Company’s financial performance which will need to be achieved as a condition to the vesting of such option awards.

Any employee, officer, director or service provider (being any person or company who provides ongoing marketing or promotional services to or endorsements for the Company) of the Company or any affiliate of the Company is eligible to receive options pursuant to the Plan. The aggregate number of common shares which are available for issuance under the Plan to any one person is 5% of the number of the Company’s common shares outstanding at the time of grant.

The exercise price of an option awarded pursuant to the Plan is equal to the closing market price of the Company’s common shares on the market with the largest trading volume of the Company’s common shares on the last trading date preceding the date of the grant. If there is no trading on that date, the exercise price will be the average of the bid and ask prices on the date preceding the date of grant or, if there is no active market for the

Company’s common shares, the Compensation Committee shall make a good faith determination of the exercise price based on the fair market value of the common shares on the date of grant.

TLC Vision management is asking the shareholders to pass Resolution 1, the full text of which is set out in Appendix A to this management information circular, to approve the amendments to the Share Option Plan. A copy of the Plan, as amended, is attached to this management information circular as Appendix B.

Certain U.S. Federal Tax Consequences of the Plan

The following discussion summarizes certain U.S. federal tax considerations for the U.S. participants in the Plan and certain U.S. tax effects to the Company. Canadian, state and local tax consequences may differ.

An individual receiving a grant of options pursuant to the Plan will generally not realize any taxable income upon the grant of the option but will generally recognize, for U.S. federal tax purposes, ordinary compensation income at the time of exercise of the option in an amount equal to the excess, if any, of the fair market value of the common shares on the date of exercise over the exercise price. The Company’s U.S. subsidiary which employs the individual should generally be entitled to a corresponding tax deduction for U.S. federal income tax purposes at the time of exercise.

When an individual sells the common shares acquired pursuant to the exercise of an option, the individual generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the common shares and the individual’s basis in the common shares (that is, the exercise price plus the amount, if any, taxed as compensation income).

The Company’s U.S. subsidiaries will not be entitled to deductions for U.S. federal income tax purposes in connection with options exercised under the Plan by certain senior executive officers to the extent that the amount of income derived from the exercise of options in a year by any such officer, together with that officer’s other compensation from the Company, exceeds the $1 million dollar limitation of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Approvals Required

The affirmative vote of the majority of the votes cast at the meeting is required to approve the amendments to the Plan. The management representatives designated in the enclosed form of proxy intend to vote the TLC Vision common shares for which they have been appointed for the approval of the amendments to the Plan.

Election of Directors

Our articles of continuance currently set the size of our board of directors at a minimum of one director and a maximum of fifteen directors. Presently, the size of our board of directors is set at seven directors. The table below sets out the name and place of residence of each of the individuals who are nominated for election as a director of the Company to hold office until the next annual meeting of our shareholders or until his successor is elected or appointed. The table also sets out the age of the nominee, the position with the Company that each nominee presently holds, the principal occupation of each nominee and the date on which each nominee was first elected or appointed as a director. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for the number of our common shares that are beneficially owned, directly or indirectly, or over which control or direction is exercised by each nominee. Information on each nominee’s business experience during the past five years is included following the table. Our board of directors has an Audit Committee, a Corporate Governance and Nominating Committee and a Compensation Committee. The members of such committees are indicated in the table below.

				Director of the
Name and Place of Residence	Age	Position with the Company	Principal Occupation	Company since

Elias Vamvakas Ontario, Canada	47	Chairman of the Board of Directors	President and Chief Executive Officer of OccuLogix, Inc.	May 1993
James C. Wachtman Missouri, U.S.A.	45	Chief Executive Officer, President and Director	Officer of the Company	August 2004
Thomas N. Davidson Ontario, Canada	66	Director(1*)(2)(3)	Corporate Director	October 2000
Warren S. Rustand Arizona, U.S.A.	62	Director(1)(2)(3*)	Management Consultant	October 1997
Richard L. Lindstrom, M.D. Minnesota, U.S.A.	58	Director(2)	Ophthalmologist	May 2002
Toby S. Wilt Tennessee, U.S.A.	61	Director(1)(2*)(3)	Corporate Director	January 2004
Michael D. DePaolis, O.D. New York, U.S.A.	49	Director(1)(2)(3)	Optometrist	June 2005

(1)	Member of the Compensation Committee, * — Chairman

(2)	Member of the Corporate Governance and Nominating Committee, * — Chairman

(3)	Member of the Audit Committee, * — Chairman

Set forth below is biographical information relating to the nominees for election to the board of directors of the Company.

Elias Vamvakas, together with Dr. Jeffery J. Machat, co-founded the Company, where he has been the Chairman since 1994 and was our Chief Executive Officer from 1994 to July 2004. He has been the Chairman and Secretary of OccuLogix, Inc. since June 2003 and the Chief Executive Officer since July 2004.

James C. Wachtman became our Chief Executive Officer and President in August 2004. Prior to that, Mr. Wachtman served as Chief Operating Officer of North America operations of LaserVision Centres Inc. (“LaserVision”) from June 1996 to July 1998, and as President and Chief Operating Officer of LaserVision from August 1998 to May 2002 and as our President and Chief Operating Officer from May 2002 to August 2004. Prior to joining LaserVision, Mr. Wachtman was employed in various senior management positions by McGaw, Inc., a manufacturer of medical disposables.

Thomas N. Davidson has been a director of the Company since October 2000. He has been Chairman of NuTech Precision Metals Inc. and Chairman of Quarry Hill Group, a private investment holding company, since 1986. NuTech Precision Metals Inc. is a manufacturer of high performance metal fabrications for the health care, aerospace, high technology and nuclear industries. Mr. Davidson is past Chairman of Hanson Chemical Inc., a manufacturer of metal plating chemicals, and General Trust and PCL Packaging Inc., a supplier of plastic packaging. He is on the board of OccuLogix Inc., MDC Partners Inc., a marketing communications company, and is Chairman of Azure Dynamics Corporation, a developer and producer of hybrid electric commercial and military vehicles and systems.

Warren S. Rustand has been a director of the Company since October 1997. Since October 2001, Mr. Rustand has been Managing Partner of SCCapital Partners, a Newport Beach, California investment banking firm and Chairman and Chief Executive Officer of Summit Capital Consulting. Mr. Rustand has also been a Strategic Partner of Harlingwood Capital Partners, a San Diego-based investment firm since January 2000. Mr. Rustand was the Chairman and Chief Executive Officer of Rural/Metro Corporation, a U.S. public company providing ambulance and fire protection services from 1996 to August 1998.

Richard L. Lindstrom, M.D. has been a director of the Company since May 2002 and, prior to that, as a director of LaserVision since November 1995. Since 1979, Dr. Lindstrom has been engaged in the private practice of ophthalmology and is the Founder, Partner and Attending Surgeon of Minnesota Eye Consultants P.A., a provider of eye care services, or its predecessor since 1989. In 1989, Dr. Lindstrom founded the Phillips Eye Institute Center for Teaching & Research, an ophthalmic research and surgical skill education facility, and he currently serves as the Center’s Medical Director. Dr. Lindstrom has served as an Associate Director of the Minnesota Lions Eye Bank since 1987. He is a medical advisor for several medical device and pharmaceutical manufacturers and is a director of OccuLogix Inc.

Toby S. Wilt has been a director of the Company since January 2004. A Certified Public Accountant (non-practicing), Mr. Wilt currently sits on the boards of Outback Steakhouse, Inc., a restaurant chain, and 1st Source Corporation, a financial institution in South Bend, Indiana that provides consumer and commercial banking services. His past directorships include C&S Sovran, a southeastern bank holding company, Genesco, Inc., a manufacturer and retailer of footwear and apparel, Titan Holdings, an insurance company, and First American Corporation, a regional bank holding company. Mr. Wilt is also the Chairman of privately held Christie Cookie Company, a manufacturer and distributor of baked food products. From 2000 through 2001, he served as the Chairman of the World President’s Organization.

Michael D. DePaolis, O.D. has been a director of the Company since June 2005. He has been engaged in the private practice of optometry and is co-founder and member of DePaolis and Ryan, OD, PC, a professional optometric practice since 1995. He is a Fellow of the American Academy of Optometry and has been Chief Optometric Editor of Primary Care Optometry News since 1995. Dr. DePaolis is adjunct clinical professor of optometry at the Pennsylvania College of Optometry and also serves on the editorial boards of Contact Lens Spectrum and Review of Optometry.

The Business Corporations Act (New Brunswick) provides that each of our shareholders entitled to vote at an election of directors has cumulative voting rights. Such rights entitle a shareholder to cast a number of votes equal to the number of votes attached to the shares held by the shareholder multiplied by the number of directors to be elected. The shareholder may cast all such votes in favour of one candidate for director or distribute them among the candidates in any manner. If a shareholder has voted for more than one candidate without specifying the distribution of the shareholder’s votes among the candidates, the shareholder shall be deemed to have distributed the shareholder’s votes equally among the candidates for whom the shareholder voted, disregarding fractions. The seven nominees who receive the greatest number of votes cast for the election of directors will be elected as directors. If a shareholder wishes to distribute the shareholder’s votes other than equally among the nominees for whom the shareholder has directed the proxy representatives designated in the enclosed form of proxy to vote, then the shareholder must do so personally at the meeting or by another proper form of proxy.

Management of the Company does not contemplate that any of the proposed nominees will be unable to serve as a director, but, if that should occur for any reason prior to the meeting, the management representatives designated in the enclosed form of proxy reserve the right to vote for another nominee at their discretion unless a shareholder has specified in his or her proxy that his or her common shares are to be withheld from voting in the election of directors.

The management representatives designated in the enclosed form of proxy intend to cast the votes to which the common shares represented by such proxy are entitled equally among the proposed nominees for election as directors, unless the shareholder who has given such proxy has directed that such shares be withheld from voting in the election of directors.

Our board of directors unanimously recommends a vote FOR the election of the individuals named above as directors.

Appointment of Auditors

Our board of directors proposes that Ernst & Young LLP be appointed as auditors of the Company until the next annual meeting of shareholders of the Company. Ernst & Young LLP have been our auditors since 1997. Representatives of Ernst & Young LLP are expected to attend our annual and special meeting, will be provided with an opportunity to make a statement, should they desire to do so, and will be available to respond to appropriate questions from our shareholders.

The affirmative vote of the majority of the votes cast at the meeting at which a quorum is present is required to appoint Ernst & Young LLP as our auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors. Unless otherwise directed, the management representatives designated in the enclosed form of proxy intend to vote the common shares for which they have been appointed FOR the appointment of Ernst & Young LLP as our auditors and for the authorization of the directors to fix the remuneration to be paid to the auditors. If our shareholders do not approve the appointment of Ernst & Young LLP, our board of directors will reconsider their appointment.

Our board of directors recommends a vote FOR the appointment of Ernst & Young LLP as our auditors for the ensuing year.

Fees Billed by External Auditors

Ernst & Young LLP billed us for the following fees in the last two fiscal years:

	Year Ended	Year Ended
	December 31,	December 31,
	2004	2005

Fees for Audit Services	$1,432,257	$1,653,897
Fees for Audit-related Services	$59,336	$130,833
Fees for Tax Services	$50,000	$15,700
All Other Fees	$—	$—

Audit fees for the financial years ended December 31, 2005 and 2004 were for professional services rendered for the audits of our consolidated financial statements, quarterly reviews of the consolidated financial statements included in our quarterly filings, consents, comfort letters, and statutory audits of subsidiary financial statements. Fees for the audit services for the financial year ended December 31, 2004 include fees billed after the date of our management information circular in connection with our 2005 annual and special meeting of shareholders. Audit related fees for the financial years ended December 31, 2005 and 2004 were for due diligence services in connection with an acquisition, OccuLogix audit-related fees, and services related to consultation in connection with management’s documentation of internal controls. Fees for tax services for the financial years ended December 31, 2005 and 2004 were for OccuLogix tax advice and services related to the dissolution of a subsidiary of the Company. We do not have any other services provided by Ernst & Young LLP other than those stated above.

Pre-Approval Policies and Procedures

All 2005 fees were approved in advance by the Audit Committee. All audit and non-audit services to be provided by Ernst & Young LLP are and will be pre-approved by the Audit Committee.

Of the fees reported in this management information circular for 2005, none of the fees billed by Ernst & Young LLP were approved by the Audit Committee of our board of directors pursuant to the de minimis exception provided by Section (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. The Audit Committee has concluded that the foregoing non-audit services did not adversely impact the independence of Ernst & Young LLP.

EXECUTIVE OFFICERS

The following are brief summaries of the business experience during the past five years of each of our executive officers who are not directors:

Steven P. Rasche, age 46, became our Chief Financial Officer and Treasurer in August 2004. Prior thereto, Mr. Rasche served as the Chief Financial Officer of Public Safety Equipment, Inc., a marketer of safety equipment from May 1996 to July 2004. He began his professional career in 1983 with Price Waterhouse, LLP (now PricewaterhouseCoopers, LLP) and later moved to United Van Lines, Inc. a household goods mover, where he progressed through a variety of financial leadership roles. Mr. Rasche is a Certified Public Accountant and holds a Bachelors of Science degree in Accounting from the University of Missouri-Columbia and a Master of Business Administration Degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

Brian L. Andrew, age 54, became our General Counsel and Secretary in February 2005. Prior thereto, Mr. Andrew was the Chair of the Health Law Practice Group and a member in the St. Louis, Missouri office of Husch & Eppenberger, LLC, a large multi-office law firm. Mr. Andrew has also served as Assistant Counsel to the American Optometric Association and Associate General Counsel for MetLife HealthCare Management Corporation. He holds an undergraduate degree from the University of Missouri-Columbia, a Masters degree from Webster University and a law degree from the St. Louis University School of Law.

William P. Leonard, age 41, was appointed as our President, Refractive Surgical Services in October 2004. Prior thereto, he was our Executive Vice President, Refractive and prior to 1999, he served as a Regional General Manager. Prior to joining us in 1997, Mr. Leonard was a Site Manager of 20/20 Laser Centers, Inc. from 1995 to February 1997. From 1990 to 1995, Mr. Leonard was a Territory Manager for Wesley Jessen Corporation, a division of Schering-Plough Corp., a research-based pharmaceuticals company.

James B. Tiffany, age 49, was appointed as President of MSS, Inc., a subsidiary of the Company, in August 2003. Prior to that Mr. Tiffany served as Vice President of Sales and Marketing of LaserVision from January 1999 to July 2000 and General Manager of MSS, Inc. from July 2000 to August 2003. Mr. Tiffany received his undergraduate degree from Arizona State University and a Master of Business Administration Degree from Washington University in St. Louis, Missouri.

INFORMATION ON EXECUTIVE COMPENSATION

The following table sets forth all compensation earned during the fiscal years ended December 31, 2005, 2004 and 2003 by each person who served as our Chief Executive Officer during the year ended December 31, 2005 and by our four highest paid executive officers who were serving as executive officers at the end of the fiscal year ended December 31, 2005 and whose annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2005, referred to as our named executive officers.

Summary Compensation Table

		Annual Compensation(1)				Long-Term
		Salary For		Bonus For		Compensation
		the Fiscal		the Fiscal		Common Shares
Name and		Year		Year(7)		Underlying Options
Principal Position	Fiscal Year Ended	($)		($)		(#)

James C. Wachtman	December 31, 2005	375,000		180,000		—
Chief Executive Officer	December 31, 2004	354,000	(5)	350,000		33,000
and President	December 31, 2003	334,375		204,000		72,500
Elias Vamvakas	December 31, 2005	478,684	(2)	280,066	(2)	15,000	(3)(4)
Chairman of the	December 31, 2004	366,667	(2)	416,667	(2)	15,000
Company, Executive	December 31, 2003	375,000		337,500		51,000
Chairman and Chief Executive
Officer of OccuLogix, Inc.
Steven P. Rasche	December 31, 2005	213,891		62,818		—
Chief Financial Officer	December 31, 2004	91,269	(6)	63,000		80,000
William P. Leonard	December 31, 2005	266,717	(8)	71,875		1,000	(3)
President, Refractive	December 31, 2004	232,379		146,250		27,000
Surgical Services	December 31, 2003	203,637		122,220		70,000
James B. Tiffany	December 31, 2005	217,899		96,542		—
President of MSS, Inc.	December 31, 2004	220,790		107,120		27,500
	December 31, 2003	196,059		20,800		58,000

(1)	None of the named executive officers had perquisites and personal benefits exceeding the lesser of $50,000 and 10% of his total salary and bonus.

(2)	Mr. Vamvakas was our Chief Executive Officer until August 13, 2004. Since that time Mr. Vamvakas has served as our Chairman and as Chairman and Chief Executive Officer of OccuLogix, Inc. (formerly Vascular Sciences Corporation) (“OccuLogix”), our subsidiary which completed its initial public offering on December 16, 2004. Mr. Vamvakas’ salary and bonus for 2004 includes $116,667 of salary and $166,667 of bonus paid by OccuLogix. All of Mr. Vamvakas’ salary and bonus for 2005 was paid by OccuLogix except for $100,000 in salary paid by the Company for his service as Chairman of our board of directors.

(3)	See the information under “Options Granted In Last Fiscal Year” below.

(4)	As Executive Chairman and Chief Executive Officer of OccuLogix, Mr. Vamvakas also received 187,500 options to purchase OccuLogix common stock at an exercise price of $8.62.

(5)	Mr. Wachtman served as our President and Chief Operating Officer until August 13, 2004. Since then he has been our Chief Executive Officer and President.

(6)	Mr. Rasche became our Chief Financial Officer in August 2004.

(7)	Bonuses are typically based on annual performance and paid in the first quarter following the end of the fiscal year. As such, the bonus amounts disclosed above for the fiscal year ended December 31, 2005 were paid during the first quarter of fiscal 2006.

(8)	During the year ended December 31, 2005, Mr. Leonard received $21,923 for accrued and unused vacation hours.

The following table sets forth the individual grants of Company stock options for the fiscal year ended December 31, 2005 to the named executive officers.

Options Granted in Last Fiscal Year

Individual Grants
		Percent of			Potential Realizable Value at Assumed
	Number of	Total			Annual Rates of Stock
	Securities	Options			Price Appreciation for
	Underlying	Granted to			Option Term
	Options	Employees in			5%	10%
Name	Granted	Fiscal Year	Exercise Price	Expiration Date	$	$

James C. Wachtman	—	N/A	N/A	N/A	—	—
Elias Vamvakas	15,000	8.5%	$6.50	Dec. 30, 2010	26,937	59,525
Steven P. Rasche	—	N/A	N/A	N/A	—	—
William P. Leonard	1,000	0.6%	$8.19	July 1, 2010	2,263	5,000
James B. Tiffany	—	N/A	N/A	N/A	—	—

(1)	The options granted to Mr. Vamvakas are fully exercisable on the date of grant. The options granted to Mr. Leonard are exercisable with respect to 25% of the total number of shares underlying the option on each of the first, second, third and fourth anniversaries of the date of grant.

The following table sets forth all of the Company stock options exercised by our named executive officers during the fiscal year ended December 31, 2005 and the total number of shares underlying unexercised stock options of our named executive officers and their dollar value at the end of the fiscal year ended December 31, 2005:

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

			Number of Securities	Value of Unexercised
			Underlying Unexercised	in-the-Money Options at
	Shares Acquired on	Value Realized	Options at Fiscal Year End	Fiscal Year End(1)
	Exercise	$	(Exercisable/Unexercisable)	(Exercisable/Unexercisable)

James C. Wachtman	50,000	$258,750	371,750/36,250	$870,848/$130,013
Elias Vamvakas	—	—	190,500/70,500	$672,340/$312,340
Steven P. Rasche	—	—	80,000/ —	—/—
William P. Leonard	12,500	$47,338	61,000/36,000	$95,890/$111,050
James B. Tiffany	—	—	80,200/29,000	$189,585/$108,950

(1)	Value is based upon the closing price of our common shares on the Nasdaq National Market System on December 31, 2005, which was $6.45.

Employment Contracts

James C. Wachtman

In connection with our merger with LaserVision, in 2002, we entered into an employment contract with Mr. James C. Wachtman providing for his employment as our President and Chief Operating Officer. The term of the agreement is two years commencing on May 15, 2002 with automatic two-year renewals unless otherwise terminated by the parties. The base annual salary under the agreement was, effective January 1, 2003, $340,000, with minimum annual increases equal to the increase of the U.S. Consumer Price Index. Effective August 2004, the base annual salary is $375,000 to reflect his employment as our President and Chief Executive Officer.

Effective August 2004, he became entitled to an annual bonus of up to 100% of his salary. Effective January 1, 2006, 100% of his bonus is based on the Company’s achieving certain financial targets set by our board of directors, including budgeted revenues and earnings. If the Company only partially achieves these financial targets, Mr. Wachtman may receive no or only a partial bonus.

The agreement provides for severance payments equal to two times Mr. Wachtman’s annual base salary plus bonus in the event of Mr. Wachtman’s death, termination of his employment without cause or Mr. Wachtman’s resignation for specified reasons. Among these reasons, Mr. Wachtman may terminate his employment with us upon at least 90 days’ written notice in the event of a material adverse change in his job responsibilities following a change of control of the Company. If Mr. Wachtman’s employment is terminated by us without cause after expiration of the initial two-year term of the agreement, he will be entitled to receive a severance payment equal to the greater of: (i) two times his annual base salary plus bonus, or (ii) an amount calculated by reference to the longest time period to be used for purposes of calculating severance that Elias Vamvakas, as Chief Executive Officer of the Company, was entitled to receive at any time during the term of the agreement. Additionally, the agreement provides for termination upon payment of six months salary and bonus in the event of disability.

Elias Vamvakas

We entered into an employment contract with Mr. Elias Vamvakas on January  1, 1996. Mr. Vamvakas was our Chief Executive Officer until August 2004. He continues to serve as the Chairman of our board of directors. The employment agreement was terminated when he resigned as our Chief Executive Officer and Mr. Vamvakas entered into a new employment agreement with OccuLogix in August 2004.

Mr. Vamvakas’ severance agreement provides that he will receive $100,000 per annum for his service as Chairman of our board of directors. In addition, we have guaranteed payment of Mr. Vamvakas’ severance should he be terminated by OccuLogix without just cause. We are responsible for his entire severance should the termination occur prior to August 31, 2006 and for a pro-rata portion, declining ratably on a monthly basis, should the termination occur between September 1, 2006 and August 31, 2008.

Pursuant to Mr. Vamvakas’ employment agreement with OccuLogix, he receives an annual base salary of $350,000. At the discretion of the Compensation Committee of OccuLogix’s board of directors, Mr. Vamvakas is entitled to an annual bonus of up to 100% of his annual base salary. Mr. Vamvakas is entitled to receive stock options pursuant to OccuLogix’s 2002 stock option plan.

Mr. Vamvakas’s employment may be terminated by OccuLogix for cause (as defined in the agreement) or without cause upon 24 months’ notice. If Mr. Vamvakas is terminated for any reason other than cause, he is entitled to a lump sum payment equal to 24 months of his salary and bonus, provided that the total lump sum payment is no less than $1,400,000. In addition, in the event that Mr. Vamvakas voluntarily terminates his employment within six months of a change of control (as defined in the agreement), Mr. Vamvakas is entitled to a lump sum payment equal to 12 months of his salary.

The agreement also contains non-compete and confidentiality covenants for OccuLogix’s benefit.

Steven P. Rasche

We entered into an employment agreement with Steven P. Rasche on July 1, 2004, providing for his employment as our Chief Financial Officer. The term of the agreement is two years commencing on July 14, 2004 with automatic one-year renewals unless otherwise terminated by the parties. The base annual salary is $210,000. Mr. Rasche is also entitled to receive options under our stock option plan. Mr. Rasche’s compensation also includes an annual bonus of up to 50% of his annual salary based on his personal performance and the financial performance of the Company as a whole.

Mr. Rasche’s employment may be terminated for just cause, as defined in the agreement. If terminated for other than just cause, Mr. Rasche will be entitled to receive 12 months’ base salary plus an additional month of salary for each year worked following the second anniversary of the effective date of the agreement to a maximum of six additional months of salary. The agreement contains change of control provisions that provide, among other

12.1

things, that Mr. Rasche may voluntarily terminate his employment with us within twelve months following a change of control and would be entitled to 12 months’ base salary on termination.

Mr. Rasche’s agreement also contains non-competition and non-solicitation covenants which run for a minimum of one year following his employment and prohibit Mr. Rasche from engaging in or having a financial interest in, or permitting the use of his name by, an entity engaged in the refractive laser corrective surgery business or which competes with us. The agreement also prohibits him from employing any of our employees or soliciting any of our patients during the same time period. Additionally, the agreement contains confidentiality covenants preventing Mr. Rasche from disclosing confidential or proprietary information relating to the Company at any time during or after his employment.

William P. Leonard

We have entered into an employment contract with Mr. William P. Leonard, who is our President for Refractive Surgical Services. The term of the agreement is three years commencing on June 1, 2000 with automatic one year renewals unless otherwise terminated by the parties. The base annual salary under the employment agreement, effective January 1, 2004, is $225,000 with an annual review of salary increases by the Company based on the discretion of our board of directors. Mr. Leonard is also entitled to receive options under our stock option plan. Effective January 1, 2004, Mr. Leonard’s compensation also includes an annual bonus of up to 50% of his annual salary based on Mr. Leonard’s personal performance and the financial performance of the Company as a whole.

Mr. Leonard’s employment may be terminated for just cause, as defined in the agreement. If terminated for other than just cause, Mr. Leonard will be entitled to receive 12 months’ base salary plus an additional month of salary for each year worked following the third anniversary of the effective date of the agreement to a maximum of six additional months of salary. The agreement contains change of control provisions that provide, among other things, that Mr. Leonard may voluntarily terminate his employment with us within six months following a change of control and would be entitled to 12 months’ base salary on termination.

Mr. Leonard’s agreement also contains non-competition and non-solicitation covenants which run for a minimum of one year following his employment and prohibit Mr. Leonard from engaging in or having a financial interest in, or permitting the use of his name by, an entity engaged in the refractive laser corrective surgery business or which competes with the Company. The agreement also prohibits him from employing any of our employees or soliciting any of our patients during the same time period. Additionally, the agreement contains confidentiality covenants preventing Mr. Leonard from disclosing confidential or proprietary information relating to the Company at any time during or after his employment.

James B. Tiffany

We entered into an employment agreement with James B. Tiffany effective November 1, 2005, providing for his employment as our President, Midwest Surgical Services Inc. The term of the agreement is one year commencing on November 1, 2005 and shall continue until terminated pursuant to the terms of the agreement. The base annual salary is $220,667. Mr. Tiffany is also entitled to receive options under our stock option plan. Mr. Tiffany’s compensation also includes an annual bonus of up to 50% of his annual salary based on his personal performance and the financial performance of the Company as a whole.

Mr. Tiffany’s employment may be terminated for just cause, as defined in the agreement. If terminated for other than just cause, Mr. Tiffany will be entitled to receive 12 months’ base salary. The agreement contains change of control provisions that provide, among other things, that Mr. Tiffany may voluntarily terminate his employment with us within twelve months following a change of control and would be entitled to 12 months’ base salary on termination.

Mr. Tiffany’s agreement also contains non-competition and non-solicitation covenants which run for a minimum of one year following his employment and prohibit Mr. Tiffany from engaging in or having a financial interest in, or permitting the use of his name by, an entity engaged in the refractive laser corrective surgery business or which competes with us. The agreement also prohibits him from employing any of our employees or soliciting any of our patients during the same time period. Additionally, the agreement contains confidentiality covenants preventing Mr. Tiffany from disclosing confidential or proprietary information relating to the Company at any time during or after his employment.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2005, the Compensation Committee of our board of directors was comprised of Messrs. Davidson, Rustand, Wilt and Dr. DePaolis. None of the members of the compensation committee is an officer, employee or former officer or employee of the Company or any of our subsidiaries.

Compensation Committee Report on Executive Compensation

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the U.S. Securities and Exchange Commission (the “SEC”), or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Our corporate philosophy on compensation is that compensation should be tied to an individual’s performance and to the performance of the Company as a whole. We believe that executive officers who make a substantial contribution to the long-term success of the Company and its subsidiaries are entitled to participate in that success.

The compensation of our executive officers, including our named executive officers, is comprised of base salary, cash bonuses expressed as a percentage of annual salary and based on personal performance and the financial performance of the Company as a whole, and long-term incentives in the form of Company stock options. We do not have an executive pension plan.

We were incorporated in 1993 and operated in an emerging market. Consequently our board of directors initially placed considerable emphasis upon stock options as an incentive in determining executive compensation in order to align the interests of the executive officers with the long-term interests of our shareholders. As the Company has matured, there has been less emphasis placed upon stock options as an incentive for executives.

Our board of directors administers our stock option plan. The purpose of the stock option plan is to advance the interests of the Company by:

•	providing directors, officers, employees and other eligible persons with additional incentive;

•	encouraging stock ownership by eligible persons;

•	increasing the proprietary interests of eligible persons in the success of the Company;

•	encouraging eligible persons to remain with the Company or its affiliates; and

•	attracting new employees, officers or directors to the Company or its affiliates.

In determining whether to grant options and how many options to grant to eligible persons under our stock option plan, consideration is given to each individual’s past performance and contribution to the Company as well as that individual’s expected ability to contribute to the Company in the future.

Compensation of Chief Executive Officer

During the fiscal year ended December 31, 2005, Mr. Wachtman, our Chief Executive Officer and President, continued to provide the leadership and strategic direction that has enabled us to diversify our product offering and position the business for growth across all business lines. Mr. Wachtman has served as our Chief Executive Officer and President since August, 2004. The Chief Executive Officer is evaluated on the following: leadership; strategic planning; financial results; succession planning; human resources; communications; external relations; and board and shareholder relations.

The base compensation paid to Mr. Wachtman during the fiscal year ended December 31, 2005 was set by his employment agreement described under “Employment Contracts.” In addition, as provided in his employment agreement, Mr. Wachtman was entitled to receive a cash performance bonus of up to $300,000 if the Company achieved certain levels of revenues and earnings, which are determined annually, and up to $75,000 in the discretion of the board of directors. Based on our financial performance in 2005, Mr. Wachtman received a bonus of $180,000 as Chief Executive Officer of the Company. See “Summary Compensation Table” for further information on the compensation paid to Mr. Wachtman in the past three fiscal years.

The foregoing report is submitted by the Compensation Committee.

Thomas N. Davidson	Warren S. Rustand	Toby S. Wilt	Dr. Michael DePaolis

PERFORMANCE GRAPH

The information contained in this Performance Graph section shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The following graph shows the cumulative total shareholder return (assuming reinvestment of dividends) from May 31, 2001 through the fiscal year ended December 31, 2005 compared to the cumulative total return on the S&P/TSX Composite Index and the Nasdaq Health Services Stocks Index.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG TLC VISION CORPORATION, THE S & P/TSX COMPOSITE INDEX
AND THE NASDAQ HEALTH SERVICES INDEX

	5/31/01	5/31/02	12/31/02	12/31/03	12/31/04	12/31/05
TLC Vision Corporation	$100.00	$62.20	$21.02	$132.60	$208.40	$129.00
S&P/TSX Composite Index	$100.00	$95.36	$83.35	$105.63	$120.92	$150.09
Nasdaq Health Services Stocks Index	$100.00	$110.29	$89.56	$124.67	$154.17	$166.67

* $100 invested on 5/31/01 in stock or index-including reinvestment of dividends.

Compensation of Directors

Directors who are not executive officers of the Company are entitled to receive an attendance fee of $2,500 for each board meeting attended in person, $1,000 for each committee meeting attended in person and $500 for each meeting attended by phone. Directors also receive an annual fee of $15,000. Non-executive directors are reimbursed for out-of-pocket expenses incurred in connection with attending meetings of the board of directors. In addition, outside directors are entitled to receive options to acquire common shares under our stock option plan based on the performance of the Company. As a medical director, Dr. Lindstrom was granted options to acquire 20,000 common shares at an exercise price of $10.42 in December 2004. All directors who are not executive officers of the Company were granted options to acquire 10,000 common shares at an exercise price of $6.50 in December 2005. The chair of each of the Compensation and Corporate Governance and Nominating Committees also receives an annual fee of $5,000 and the chair of the Audit Committee receives an annual fee of $8,000.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

We are committed to maintaining high standards of corporate governance and continue to refine our policies and practices in light of regulatory initiatives designed to improve corporate governance. Our corporate governance practices are described below in accordance with National Instrument 58-101 — Disclosure of Corporate Governance Practices of the Canadian securities regulatory authorities.

Mandates of the Board of Directors and Management

The mandate of the board of directors is to supervise the management of our business and affairs and to act with a view to the best interests of the Company. A copy of the board of directors’ written mandate is attached to this management information circular as Appendix C. The role of the board of directors focuses on governance and stewardship rather than on the responsibility of management to run our day-to-day operations. Its role is to set corporate direction, assign responsibility to management for achievement of that direction, define executive limitations and monitor performance against those objectives and executive limitations.

Our board of directors has developed position descriptions for the Chair of the Board and for our Chief Executive Officer. Responsibilities of the Chair of the Board include providing overall leadership to the board of directors, assuming primary responsibility for the operation and functioning of the board of directors, ensuring compliance with the governance policies of the board of directors and taking a leadership role in ensuring effective communication and relationships between the Company, shareholders, stakeholders and the general public.

Responsibilities of the Chief Executive Officer include the development and recommendation of corporate strategies and business and financial plans for approval of the board of directors, managing the operations of the business in accordance with the strategic direction set by the board of directors, reporting management and performance information to the board of directors and developing a list of risk factors and informing the board of directors of the mechanisms in place to address those risks.

When the Chief Executive Officer also holds the position of Chair of the Board, the board of directors may elect a non-executive Vice Chair or lead director.

Composition of the Board of Directors

Our board of directors is currently comprised of the seven individuals nominated for election at the meeting, a majority of whom are independent as defined by applicable Canadian securities laws and under the current listing standards of the Nasdaq National Market System. A director will be considered to be independent if he or she has no direct or indirect material relationship with us, being a relationship which could, in the view of the board of directors, be reasonably expected to interfere with the exercise of the director’s independent judgment. Applicable Canadian securities laws specify circumstances in which directors will be deemed not to be independent, including additional criteria applicable to audit committee members. The board has determined that Messrs. Davidson, Wilt and Rustand and Dr. DePaolis are independent and that Messrs. Vamvakas and Wachtman and Dr. Lindstrom are non-independent directors given their relationship with the Company and our subsidiaries.

There were five meetings of the board of directors in the fiscal year ended December 31, 2005. Each of the meetings was attended by all of the directors who were members of the board of directors at the time of such meeting. In addition to attending board and applicable committee meetings, our independent directors meet regularly in executive sessions independent of management and non-independent directors to discuss our business and affairs. During the fiscal year ended December 31, 2005, four such meetings were held.

We do not have a formal process in place for the orientation and education of new directors but the Company and the board of directors do take steps to educate new directors upon their appointment or election to the board of directors including a day-long on-site visit to the Company’s corporate headquarters. Each new director receives a binder with up-to-date information on the corporate organization, financial information and copies of key documents, including the Code of Conduct, Insider Trading Policy, and board and committee mandates and charters. Presentations are made regularly to the board and committees to educate and keep them informed of changes within the Company and the industry.

The Corporate Governance and Nominating Committee is responsible for annually assessing the effectiveness of the board as a whole as well as individual directors. This process includes the circulation of a confidential Board Self-Assessment Survey as well as informal discussions. The Survey is summarized and reviewed in depth by the board.

During 2003, the Corporate Governance and Nominating Committee reviewed the compensation of our directors and recommended the current levels. The Corporate Governance and Nominating Committee reviews this compensation annually.

Board Committees

Our board of directors has established three committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. The following is a brief description of each committee and its composition.

The Audit Committee currently consists of Messrs. Rustand, Davidson and Wilt and Dr. DePaolis, all of whom are independent directors. The Audit Committee is responsible for the engagement, compensation and oversight of our independent auditors and reviews with them the scope and timing of their audit services and any other services they are asked to perform, their report on the accounts of the Company following the completion of the audit and our policies and procedures with respect to internal accounting and financial controls. The Audit Committee reports its findings with respect to such matters to the board of directors. During the fiscal year ended December 31, 2005, there were eight meetings of the Audit Committee. It is expected that the Audit Committee will consist of Messrs. Rustand, Davidson and Wilt and Dr. DePaolis after this annual and special meeting and that all members will continue to be independent directors. The Audit Committee operates under the Audit Committee Charter adopted by the board of directors. See “Audit Committee Report” below.

During the fiscal year ended December 31, 2005, the Compensation Committee consisted of Messrs. Davidson, Rustand and Wilt and Dr. DePaolis. The Compensation Committee operates under a written charter established by our board of directors pursuant to which it is responsible for the development of compensation policies and makes recommendations on compensation of executive officers to the Corporate Governance and Nominating Committee for approval of the board of directors. There were four meetings of the Compensation Committee relating to the fiscal year ended December 31, 2005. It is expected that the Compensation Committee will consist of Messrs. Davidson, Rustand and Wilt and Dr. DePaolis after the meeting and that all members will be independent directors. See “Information on Executive Compensation — Compensation Committee Report on Executive Compensation” above. During the fiscal year ended December 31, 2005, the Compensation Committee retained Towers Perrin for consulting services related to levels and composition of executive compensation.

During the fiscal year ended December 31, 2005, the Corporate Governance and Nominating Committee consisted of Messrs. Davidson, Rustand and Wilt and Drs. Lindstrom and DePaolis all of whom are independent directors except Dr. Lindstrom. The Corporate Governance and Nominating Committee operates under a written charter established by our board of directors pursuant to which it has been charged with responsibility for:

•	developing and monitoring the effectiveness of the Company’s system of corporate governance;

•	establishing procedures for the identification of new nominees to the board of directors and leading the candidate selection process;

•	developing and implementing orientation procedures for new directors;

•	assessing the effectiveness of directors, the board of directors as a whole and the various committees of the board of directors;

•	ensuring appropriate corporate governance and proper delineation of the roles, duties and responsibilities of management, the board of directors and its various committees; and

•	assisting the board of directors in setting the objectives for our Chief Executive Officer and evaluating his or her performance.

For purposes of identifying potential candidates to serve on our board of directors, the Corporate Governance and Nominating Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential candidates, but in general, expects qualified candidates will have personal and professional integrity, demonstrated ability and judgment and ample business experience. The Corporate Governance and Nominating Committee will review and consider director nominees recommended by shareholders. There are no differences in the manner in which the Corporate Governance and Nominating Committee evaluates director nominees recommended by shareholders.

The Corporate Governance and Nominating Committee received no shareholder recommendations for nomination to the Board of Directors in connection with the annual and special meeting. Shareholders wishing to recommend director candidates for consideration by the Corporate Governance and Nominating Committee may do so in writing to our Secretary at 16305 Swingley Ridge Road, Suite 300, St. Louis, Missouri 63017 giving the recommended nominee’s name, biographical data and qualifications, accompanied by the written consent of the recommended nominee. Nominations for director made by shareholders must be received by the Secretary at least 90 days prior to the anniversary date of our prior year’s proxy circular.

During the fiscal year ended December 31, 2005, there were six meetings of the Corporate Governance and Nominating Committee, which consisted of Messrs. Davidson, Rustand and Wilt and Drs. Lindstrom and DePaolis, all of whom are independent directors except Dr. Lindstrom. Dr. Lindstrom did not participate in any discussion or take any action in connection with the nomination process. It is expected that the Corporate Governance and Nominating Committee will consist of Messrs. Davidson, Rustand and Wilt and Dr. DePaolis after the meeting and that all members will be independent directors.

Code of Business Conduct and Ethics

On April 28, 2004, our board of directors adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees and that is intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. A copy of the Code of Business Conduct and Ethics can be requested free of charge by writing or calling the Company’s Vice President of Corporate Communications at 16305 Swingley Ridge Road, Suite 300, St. Louis, Missouri, 63017 (888) 289-5824 ext. 2271. If a director’s business or personal relationships present a material conflict of interest or the appearance of a conflict of interest, that director is required to refer the matter to the Chairman or Chief Executive Officer for review and presentation to the board where appropriate. Each matter is reviewed individually on its merits and a decision in one matter has no bearing on another. The board reviews the Code annually and ensures that it is sent to all employees of the Company on a routine basis. Further, each director is required annually to disclose transactions and holdings that may be, or appear to be, in conflict with the Code of Business Conduct and Ethics.

Outside Advisors

We have implemented a system which enables an individual director to engage an outside advisor at our expense in appropriate circumstances. The engagement of an external advisor by an individual director, as well as the terms of the retainer and the fees to be paid to the advisor, are subject to the prior approval of the Corporate Governance Committee.

Shareholder Communications

Our board of directors places great emphasis on its communications with shareholders. Shareholders receive timely dissemination of information and we have procedures in place to permit and encourage feedback from our shareholders. Our senior officers are available to shareholders and, through our investor relations department, we seek to provide clear and accessible information about the results of our business and its future plans. We have established an investor web site on the Internet through which we make available press releases, financial statements, annual reports, trading information and other information relevant to investors. Mr. Wachtman may also be contacted directly by investors through the Internet.

We have also established an independent toll-free Values Line at 1-888-475-8376 which is available 24 hours a day, seven days a week. Any person may submit a good faith complaint or report a concern regarding accounting or auditing matters related to the Company or our subsidiaries or violations of any of our policies to the Audit Committee through the Values Line. Shareholders may also contact our non-management directors by calling the Values Line or may contact our board of directors or any of its members by writing to our Secretary at TLC Vision Corporation, 16305 Swingley Ridge Road, Suite 300, St. Louis, Missouri, 63017 or by e-mail through the Investor Relations page of our website at www.tlcv.com.

All correspondence directed to a particular board member is referred, unopened, to that member. Correspondence not directed to a particular board member is referred, unopened, to the Chair of the board of directors.

All directors are encouraged, but not required, to attend our annual meeting of shareholders. All of our then-current directors attended our last annual and special meeting of shareholders held on June 23, 2005.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The members of the Audit Committee are Messrs. Rustand, Davidson and Wilt and Dr. DePaolis. Each member of the Audit Committee is independent in the judgment of the board of directors as required by the current listing standards of the Nasdaq National Market System. Messrs. Rustand, Davidson and Wilt have been designated by the board of directors as Audit Committee financial experts. The SEC has indicated that the designation as an audit committee financial expert does not make a person an “expert” for any purpose of liability under the securities laws, impose on him or her any duties, obligations or liability that are greater than the duties, obligations or liability imposed on him or her as a member of the Audit Committee and the Board of Directors in the absence of such designation, or affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors. The Audit Committee operates under the Audit Committee Charter adopted by the board of directors, a copy of which is attached to this management information circular as Appendix D.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control, and the independent auditors are responsible for auditing those financial statements. The Audit Committee’s primary responsibility is to oversee our financial reporting process on behalf of the board of directors and to report the result of its activities to the board, as described in the Audit Committee Charter. The principal recurring duties of the Audit Committee in carrying out its oversight responsibility include reviewing and discussing with management and the independent auditors our quarterly and annual financial statements, evaluating the audit efforts of our independent auditors and evaluating the reasonableness of significant judgments and the clarity of disclosures. The Committee also monitors with management and the independent auditors the adequacy and effectiveness of our accounting and financial controls, as well as the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee has reviewed and discussed with management of the Company our audited financial statements for the fiscal year ended December 31, 2005. The Audit Committee has also discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received from the independent auditors’ written affirmation of their independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed with the auditors the firm’s independence.

Based upon the review and discussions summarized above, the Audit Committee recommended to the board of directors that our audited financial statements as of December 31, 2005 and for the year then ended be included in our annual report on Form 10-K for the year ended December 31, 2005 for filing with the SEC and the Canadian securities regulatory authorities.

Warren S. Rustand	Dr. Michael D. DePaolis	Thomas N. Davidson	Toby S. Wilt

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

We maintain directors’ and officers’ liability insurance. Under this insurance coverage the insurer pays on our behalf for losses for which we indemnify our directors and officers, and on behalf of individual directors and officers for losses arising during the performance of their duties for which we do not indemnify them. The total limit for the policy is $30,000,000 per policy term subject to a deductible of $100,000 per occurrence with respect to corporate indemnity provisions and $500,000 if the claim relates to securities law claims. The total premiums in respect of the directors’ and officers’ liability insurance for the fiscal year ended December 31, 2005 were approximately $787,000. The insurance policy does not distinguish between directors and officers as separate groups.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

No officer, director or employee, or former officer, director or employee, of us or any of our subsidiaries, or associate of any such officer, director or employee is currently or has been indebted (other than routine indebtedness of employees and non-executive officers) at any time since January 1, 2005 to the Company or any of our subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Elias Vamvakas and Thomas Davidson, both directors of the Company, also serve as directors of OccuLogix. Mr. Vamvakas also serves as the Executive Chairman and Chief Executive Officer of OccuLogix. In 2005, the board of directors of OccuLogix granted Mr. Vamvakas stock options to purchase 187,500 OccuLogix common shares at an exercise price of $8.62 per share. These stock options vest on receipt of FDA approval of the RHEOtm System and expire ten years from the date of grant. In 2005, Mr. Davidson received options to purchase 37,500 OccuLogix common shares at an exercise price of $8.62 per share. The options issued to Mr. Davidson vest on receipt of FDA approval of the RHEOtm System and expire ten years from the date of grant. Mr. Davidson received $43,500 for the year ended December 31, 2005 as cash compensation for service as an outside director of OccuLogix.

In 2005, Dr. Lindstrom, a director of the Company, earned a total of $170,000 in compensation from us in his capacity as the medical director of the Company and as a consultant to Midwest Surgical Services, a cataract services provider and wholly owned subsidiary of the Company.

The Company has an agreement with Minnesota Eye Consultants to provide laser access. Dr. Lindstrom is founder, partner and attending surgeon of Minnesota Eye Consultants. In 2005, the Company received revenue of $1.0 million as a result of the agreement.

In 2005, the Company purchased two refractive centers in which Dr. Lindstrom had an ownership percentage. The Company paid a total of $454,000 for the two refractive centers.

Dr. Lindstrom also serves as a director of OccuLogix. Dr. Lindstrom received options to purchase 37,500 OccuLogix common shares at an exercise price of $8.62 per share in 2005. The options issued to Dr. Lindstrom vest on receipt of FDA approval of the RHEOtm System and expire ten years from the date of grant. Dr. Lindstrom received $27,500 for the year ended December 31, 2005 as cash compensation for service as an outside director of OccuLogix.

None of our principal shareholders, senior officers or directors or the proposed nominees for election as our directors, or any of their associates or subsidiaries, has any other interest in any other transaction since January 1, 2005 or any other proposed transaction that has materially affected or would materially affect the Company or its subsidiaries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as at May 1, 2006, the number of our common shares beneficially owned by each of our directors, nominee directors and named executive officers, our directors, nominee directors and executive officers as a group, and each person who, to the knowledge of our directors or officers, beneficially owns, directly or indirectly, or exercises control or direction over common shares carrying more than 5% of the voting rights attached to all our outstanding common shares.

				Percentage of
Directors, Nominee Directors,		Percentage of Common	OccuLogix, Inc.	OccuLogix, Inc.
Named Executive Officers and	Shares Beneficially	Shares Beneficially	Shares Beneficially	Common Shares
5% Shareholders	Owned	Owned	Owned	Beneficially Owned

Sowood Capital	5,466,868	7.9%	2,175,587	5.2%
S. N. Joffe & Joffe Foundation	5,307,322	7.7%	—		*
I.G. Investment	4,126,880	6.0%	504,762	1.2%
Elias Vamvakas	3,676,589	5.3%	524,583	1.2%
Warren S. Rustand	35,180	*	—		*
Thomas N. Davidson	84,827	*	48,000		*
Richard L. Lindstrom, M.D.	103,500	*	32,500		*
Toby S. Wilt	40,000	*	—		*
Michael D. DePaolis, O.D.	20,000	*	—		*
James C. Wachtman	467,308	*	—		*
William P. Leonard	72,041	*	7,000		*
Steven P. Rasche	87,552	*	—		*
James B. Tiffany	100,184	*	—		*
All directors and executive officers as a group (10 persons)	4,687,181	6.7%	612,083	1.4%

*	Less than one percent

Under the rules of the U.S. Securities and Exchange Commission, common shares which an individual or group has a right to acquire within 60 days by exercising options or warrants are deemed to be outstanding for the purpose of computing the percentage of ownership of that individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

“Sowood Capital” refers to Sowood Capital Management LP. The share information for Sowood Capital is based on a report on Schedule 13G filed with the SEC as of December 31, 2005. This report indicates that Sowood Capital has sole voting and dispositive power with respect to 5,466,868 common shares. The principal address of Sowood Capital is 500 Boylston Street, 17th Floor, Boston, MA 02116.

“S. N. Joffe & Joffe Foundation” refers to S. N. Joffe and Joffe Foundation, f/k/a LasikPlus Better Sight Foundation. The share information for S. N. Joffe & Joffe Foundation is based on a report on Schedule 13D filed with the SEC as of February 24, 2006. This report indicates that S. N. Joffe & Joffe Foundation has shared voting and dispositive power with respect to 5,307,322 common shares. The principal address of S. N. Joffe & Joffe Foundation is 7840 Montgomery Road, Cincinnati, OH 45236.

“I.G. Investment” refers to I.G.Investment Management Ltd. The share information for I.G. Investment is as of December 31, 2005 and based on a report on Schedule 13F filed with the SEC on February 7, 2006. This report indicates that I.G. Investment has sole voting and dispositive power with respect to 4,126,880 common shares. The principal address of I.G. Investment is One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6.

Unless otherwise disclosed, the shareholders named in the table have sole voting power and sole investment power with respect to all shares beneficially owned by them.

The business address of Mr. Vamvakas is 2600 Skymark Drive, Unit 9, Suite 201, Mississauga, Ontario L4W 5B2. Total Number of Shares Beneficially Owned includes 1,749,516 shares held indirectly by Mr. Vamvakas through WWJD Corporation, a corporation wholly owned by the Vamvakas Family Trust, 75,000 shares held directly by the Vamvakas Family Trust and 1,043,234 shares held indirectly by Mr. Vamvakas through Greybrook Corporation, which Mr. Vamvakas controls.

Messrs. Wachtman, Rasche, Tiffany and Leonard respectively beneficially own 11,943, 536, 9,552 and 841 common shares in their individual 401(k) plans.

Messrs. Rasche and Tiffany respectively own 1,516 and 432 common shares in the employee share purchase plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information as of December 31, 2005 with respect to each equity plan or arrangement pursuant to which warrants or options to purchase our common shares have been granted.

Equity Compensation Plan Information as of December 31, 2005

Number of Shares
Remaining Available
	Number of Shares		for Future Issuance
	to be Issued Upon	Weighted-Average	Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding	Outstanding	(excluding shares
	Options, Warrants	Options, Warrants	reflected in first
Plan Category	and Rights (000’s)	and Rights	column) (000’s)

As of December 31, 2005
Equity compensation plans approved by security holders	3,536	$5.53	1,031
Equity compensation plans not approved by security holders	—	—	—
Total	3,536	$5.53	1,031

Our U.S. subsidiary’s 401(k) plan also provides for matching contributions of TLC Vision common shares in a percentage which is set at 25% of the first eight percent of the before tax contributions made by each participant in each calendar quarter.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors, certain officers and persons who own more than 10% of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such directors, officers and 10% shareholders are also required by the SEC’s rules to furnish us with copies of all Section 16(a) reports they file. We assist our directors and officers in preparing their Section 16(a) reports. To our knowledge, all Section 16(a) filing requirements applicable to our officers, directors and 10% shareholders were complied with during the fiscal year ended December 31, 2005 except that Messrs. Vamvakas, Davidson and Tiffany each filed one late report on Form 4 or Form 3 related to transactions during the fiscal year ended December 31, 2005.

SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Any proposal of a shareholder intended to be presented for a vote by the Company’s shareholders at our annual meeting of shareholders for the fiscal year ended December 31, 2006 must be received by our executive office not later than March 26, 2007 to be considered for inclusion in the management information circular for that meeting. Shareholder proposals received after such date may not be included in the management information circular for that meeting. Shareholder proposals not included in the management information circular may not be considered at the meeting.

ANNUAL INFORMATION

You can obtain our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (which includes our most recently filed annual financial statements, together with the accompanying report of our independent auditors) and any pertinent pages of any documents incorporated by reference therein, Quarterly Reports that have been filed for periods after the end of the 2005 fiscal year, and additional copies of this management information circular without charge on our website at (www.tlcvision.com) or by writing or calling our Secretary at 16305 Swingley Ridge Road, Suite 300, St. Louis, Missouri 63017, 636-534-2275. You may also obtain such documents and additional information about the Company on SEDAR at www.sedar.com or on EDGAR at www.sec.gov.

OTHER BUSINESS

We know of no other matter to come before the meeting other than the matters referred to in the notice of meeting.

DIRECTORS’ APPROVAL

The contents and sending of this management information circular have been approved by our board of directors.

By Order of the Board of Directors

/s/  Brian L. Andrew
Brian L. Andrew
General Counsel and Secretary

May 1, 2006

APPENDIX A

SHAREHOLDER RESOLUTIONS

TLC VISION CORPORATION
RESOLUTION NO. 1

Resolved that:

1. The Amended and Restated Share Option Plan of the Company (the “Plan”) be and is hereby amended to increase the number of common shares which may be issued under the Plan by 2,000,000 from 7,116,000 to 9,116,000.

2. The Plan be and is hereby amended to add the following definition to Section 1.4 of the Plan:

“ ‘Non-Executive Director’ means any director of the Corporation who is not also an officer or employee of the Corporation or any of its Affiliates;”

3. The Plan be and is hereby amended to add the following sentence to Section 2.1 of the Plan:

“No Non-Executive Director shall be granted Options under this SOP to purchase more than 15,000 Shares (subject to adjustment as provided in Section 3.4) in the aggregate in any calendar year, and no Non-Executive Chairman shall be granted Options under this SOP to purchase more than 20,000 Shares (subject to adjustment as provided in Section 3.4) in the aggregate in any calendar year.”

4. The Plan be and is hereby amended to delete paragraph 2.2(a) of the Plan and replace it with the following:

“Options granted must be exercised no later than ten years after the date of grant or such lesser period as the applicable grant or Regulations may require.”

5. Any director or officer of the Company is hereby authorized and directed for and in the name of and on behalf of the Company to do all acts and things and execute, whether under the corporate seal of the Company or otherwise and deliver or cause to be delivered all documents and instruments as in the option of such director or officer may be necessary or desirable to carry out the intent of the foregoing resolutions.

A-1

APPENDIX B

TLC VISION CORPORATION
AMENDED AND RESTATED SHARE OPTION PLAN

ARTICLE 1.

ADMINISTRATION

1.1	Plan

This Plan consists of a Share Option Plan.

1.2	Purpose

The purpose of this Plan is to advance the interests of the Corporation by (i) providing Eligible Persons with additional incentive; (ii) encouraging stock ownership by Eligible Persons; (iii) increasing the proprietary interest of Eligible Persons in the success of the Corporation; (iv) encouraging Eligible Persons to remain with the Corporation or its Affiliates; and (v) attracting new employees, officers and directors to the Corporation or its Affiliates.

1.3	Administration

(a) This Plan will be administered by the Board or a committee of the Board duly appointed for this purpose by the Board and consisting of not less than 3 directors. If a committee is appointed for this purpose, all references to the term “Board” will be deemed to be references to the committee.

(b) Subject to the limitations of this Plan, the Board has the authority: (i) to grant Options to purchase Shares to Eligible Persons; (ii) to determine the terms, including the limitations, restrictions and conditions, if any, upon such grants; (iii) to interpret this Plan and to adopt, amend and rescind such administrative guidelines and other rules and Regulations relating to this Plan as it may from time to time deem advisable, subject to required prior approval by any applicable regulatory authority; and (iv) to make all other determinations and to take all other actions in connection with the implementation and administration of this Plan as it may deem necessary or advisable. The Board’s guidelines, rules, Regulations, interpretations and determinations will be conclusive and binding upon all parties.

1.4	Interpretation

For the purposes of this Plan, the following terms will have the following meanings unless otherwise defined elsewhere in this Plan:

(a) “Affiliate” means any corporation that is an affiliate of the Corporation as defined under the Securities Act (Ontario);

(b) “Board” means the Board of Directors of the Corporation or a committee thereof appointed in accordance with the Plan;

(c) “Corporation” means TLC Vision Corporation;

(d) “Eligible Person” means, subject to the Regulations and to all applicable law, any employee, officer, director or Service Provider of (i) the Corporation or (ii) any Affiliate of the Corporation (and includes any such person who is on a leave of absence authorized by the Board or the Board of Directors of any Affiliate) designated as an Eligible Person by the Board;

(e) “Non-Executive Director” means any director of the Corporation who is not also an officer or employee of the Corporation or any of its Affiliates;

(f) “Option” means a right granted to an Eligible Person to purchase Shares of the Corporation on the terms of this Plan;

(g) “Participant” means an Eligible Person to whom or to whose RRSP an Option has been granted;

(h) “Plan”, “Share Option Plan” or “SOP” means this Amended and Restated Share Option Plan;

(i) “Regulations” means the regulations made pursuant to this Plan, as same may be amended from time to time;

(j) “RRSP” means a registered retirement savings plan;

(k) “Service Provider” means any person or company who provides ongoing marketing or promotional services to or endorsements for the Corporation;

(l) “Share Option Price” means the price at which Shares subject to this Plan can be purchased as determined by the Board in accordance with the SOP;

(m) “Shares” means the common shares of the Corporation;

(n) “Termination Date” means the date on which a Participant ceases to be an Eligible Person;

(o) “Transfer” includes any sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of security interest or other arrangement by which possession, legal title or beneficial ownership passes from one person to another, or to the same person in a different capacity, whether or not voluntary and whether or not for value, and any agreement to effect any of the foregoing;

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine.

This Plan is to be governed by and interpreted in accordance with the laws of the Province of Ontario.

1.5	Numbers

The maximum number of Shares available for purchase or issuance under this Plan is 9,116,000, less the maximum number of Shares which may be issued under any other “share compensation arrangement” of the Corporation, as such term is defined under applicable rules of The Toronto Stock Exchange excluding the Corporation’s Share Purchase Plan.

Any Shares subject to an Option which has been granted under the SOP and which for any reason have been cancelled or terminated without having been exercised will again be available under this Plan.

ARTICLE 2.

SHARE OPTION PLAN

2.1	Grants

Subject to this SOP, the Board will have the authority to determine the limitations, restrictions and conditions, if any, in addition to those set out in this SOP, applicable to the exercise of an Option, including, without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of Shares acquired upon exercise of the Option, and the nature of the events, if any, and the duration of the period in which any Participant’s rights in respect of Shares acquired upon exercise of an Option may be forfeited. An Eligible Person and the Eligible Person’s RRSP may receive Options on more than one occasion under this SOP and may receive separate Options on any one occasion.

Subject to the Regulations, the aggregate number of securities available for issuance under the SOP to any one person and an RRSP of which that person is an annuitant, will be 5% of the Shares outstanding at the time of the grant (on a non-diluted basis), or such lesser number as may be required by applicable regulatory authorities from time to time.

No Non-Executive Director shall be granted Options under this SOP to purchase more than 15,000 Shares (subject to adjustment as provided in Section 3.4) in the aggregate in any calendar year, and no Non-Executive

Chairman shall be granted Options under this SOP to purchase more than 20,000 Shares (subject to adjustment as provided in Section 3.4) in the aggregate in any calendar year.

2.2	Exercise of Options

(a) Options granted must be exercised no later than ten years after the date of grant or such lesser period as the applicable grant or Regulations may require.

(b) The Board may determine when any Option will become exercisable and may determine that the Option will be exercisable in installments.

(c) No fractional Shares may be issued and the Board may determine the manner in which fractional Share value will be treated.

(d) Not less than 100 Shares may be purchased at any one time except where the remainder totals less than 100.

2.3	Option Price

The Board will establish the exercise price of an Option at the time each Option is granted on the basis of the closing market price of the Shares on the market with the largest trading volume of the Shares on the last trading date preceding the date of the grant. If there is no trading on that date, the exercise price will be the average of the bid and ask on the date preceding the date of the grant. If there is no trading market for the Shares, the Board will in good faith determine the exercise price of an Option based on the fair market value of the Shares on the date of the grant.

2.4	Grant to Participant’s RRSP

Upon written notice from the Participant, any option that might otherwise be granted to that Participant, will be granted, in whole or in part, to an RRSP established by and for the sole benefit of the Participant. The determination of whether and the extent to which a Participant is entitled by applicable tax law to contribute Options to the Participant’s RRSP shall be the responsibility of the Participant.

2.5	Termination, Retirement, Death or Departure

Subject to the Board determining that an Option shall be exercisable for a period after termination (not to exceed, in the case of a Participant who is a director, one year after the Termination Date, and in the case of a Participant who is an employee, officer or Service Provider, three years after the Termination Date), if a Participant ceases to be an Eligible Person for any reason whatsoever other than death, each Option held by the Participant or the Participant’s RRSP will cease to be exercisable 90 days after the Termination Date. If any portion of an Option has not vested by the Termination Date, that portion of the Option may not under any circumstances be exercised by the Participant or the Participant’s RRSP. Without limitation, and for greater certainty only, this subsection (a) will apply regardless of whether the Participant was dismissed with or without cause and regardless of whether the Participant received compensation in respect of dismissal or was entitled to a period of notice of termination which would otherwise have permitted a greater portion of the Option to vest in the Participant or the Participant’s RRSP.

If a Participant dies, the legal representatives of the Participant may exercise the Participant’s Options and the participant’s RRSP Options within 180 days after the date of the participant’s death but only to the extent the Options were by their terms exercisable on the date of death.

2.6	Option Agreements

Each Option must be confirmed, and will be governed, by an agreement (an “Option Agreement”) in the form of Schedule “A” (as the same may be amended from time to time by the Regulations) signed by the Corporation and the Participant or an RRSP of which that person is an annuitant.

2.7	Payment of Option Price

The exercise price of each Share purchased under an Option must be paid in full by bank draft or certified cheque at the time of exercise, and upon receipt of payment in full, but subject to the terms of this Plan, the number of Shares in respect of which the Option is exercised will be duly issued as fully paid and non-assessable.

2.8	Amendment of Option Terms

With the consent of any applicable regulatory authorities (as required) and the Participant affected thereby, the Board may amend or modify any outstanding Option in any manner to the extent that the Board would have had the authority to initially grant the award as so modified or amended, including without limitation, to change the date or dates as of which, or the price at which, an Option becomes exercisable.

ARTICLE 3.

GENERAL

3.1	Right to Exercise Options in connection with a Proposed Transaction

Notwithstanding any other provision of this Plan, in the event of any proposed sale or conveyance of all or substantially all of the property and assets of the Corporation or any proposed merger, consolidation, amalgamation or offer to acquire all of the outstanding Shares of the Corporation (collectively, the “Proposed Transaction”), the Corporation shall give written notice to all Participants advising that their respective Options or the Options held by their RRSPs, shall be fully exerciseable immediately, whether or not otherwise fully exerciseable, vested or unvested on that date, and may be exercised only within 30 days after the date of the notice and not thereafter, and that all rights of the Participants and their RRSP’s under any Options not exercised will terminate at the expiration of the 30-day period, provided that the Proposed Transaction is completed within 180 days after the date of the notice. If the Proposed Transaction is not completed within the 180-day period, no right under any Option will be affected by the notice, except that the Option may not be exercised between the date of expiration of the 30-day period and the day after the expiration of the 180-day period.

3.2	Prohibition on Transfer of Options

Options are personal to each Eligible Person. No Eligible Person may deal with any Options or any interest in them or Transfer any Options now or hereafter held by the Eligible Person except in accordance with the Plan. A purported Transfer of any Options in violation of the Plan will not be valid and the Corporation will not issue any Share upon the attempted exercise of improperly Transferred Options.

3.3	Prohibition on Transfer of Shares

No Participant will, upon exercise of an Option, deal with any Share or any interest in it or Transfer any Share now or hereafter held by the Participant or the Participant’s RRSP except in accordance with the Articles of the Corporation as implemented by the Board.

3.4	Capital Adjustments

If there is any change in the outstanding Shares by reason of a stock dividend or split, recapitalization, consolidation, combination or exchange of shares, or other fundamental corporate change, the Board will make, subject to any prior approval required of relevant stock exchanges or other applicable regulatory authorities, if any, an appropriate substitution or adjustment in (i) the exercise price of any unexercised Options under the SOP; (ii) the number or kind of shares or other securities reserved for issuance pursuant to this Plan; and (iii) the purchase price of those shares subject to unexercised Options theretofore granted under the SOP, and in the exercise price of those unexercised Options; provided, however, that no substitution or adjustment will obligate the Corporation to issue or sell fractional shares. In the event of the reorganization of the Corporation or the amalgamation or consolidation of the Corporation with another corporation, the Board may make such provision for the protection of the rights of

Eligible Persons, participants and their RRSPs as the Board in its discretion deems appropriate. The determination of the Board, as to any adjustment or as to there being no need for adjustment, will be final and binding on all parties.

3.5	Non-Exclusivity

Nothing contained herein will prevent the Board from adopting other or additional compensation arrangements for the benefit of any Eligible Person or Participant, subject to any required regulatory or shareholder approval.

3.6	Amendment and Termination

The Board may amend, suspend or terminate this Plan or any portion thereof at any time in accordance with applicable legislation, and subject to any required regulatory or shareholder approval. Subject to section 3.1, no amendment, suspension or termination will alter or impair any Options under the SOP, or any rights pursuant thereto, granted previously to any Participant or the Participant’s RRSP without the consent of that Participant.

If this Plan is terminated, the provisions of this Plan and any administrative guidelines, and other rules and Regulations adopted by the Board and in force at the time of this Plan, will continue in effect as long as any Options under the SOP or any rights pursuant thereto remain outstanding. However, notwithstanding the termination of the Plan, the Board may make any amendments to the Plan or the Options it would be entitled to make if the Plan were still in effect.

3.7	Compliance with Legislation

The Board may postpone or adjust any exercise of any Option or the issue of any Shares pursuant to this Plan as the Board in its discretion may deem necessary in order to permit the Corporation to effect or maintain registration of this Plan or the Shares issuable pursuant thereto under the securities laws of any applicable jurisdiction, or to determine that the Shares and this Plan are exempt from such registration. The Corporation is not obligated by any provision of this Plan or any grant hereunder to sell or issue Shares in violation of any applicable law. In addition, if the Shares are listed on a stock exchange, the Corporation will have no obligation to issue any Shares pursuant to this Plan unless the Shares have been duly listed, upon official notice of issuance, on a stock exchange on which the Shares are listed for trading.

3.8	Effective Date

This Plan will become effective immediately.

TLC VISION CORPORATION

AMENDED AND RESTATED SHARE OPTION PLAN

REGULATIONS

6. In these Regulations, words defined in this Plan and not otherwise defined herein will have the same meaning as set forth in this Plan.

7. A Participant will cease to be an Eligible Person on earliest of:

(a) the date of the Participant’s termination, retirement or cessation of employment with or engagement by the Corporation or any of its Affiliates;

(b) the date of the Participant’s death; and

(c) the date on which the Participant otherwise fails to meet the criteria set forth under the definition of an Eligible Person.

8. If the legal representative of a Participant who has died exercises the Option of the Participant or the Participant’s RRSP in accordance with the terms of the SOP, the Corporation will have no obligation to issue the Shares until evidence satisfactory to the Corporation has been provided by the legal representative that the legal representative is entitled to purchase the Shares under this Plan.

9. Share certificates representing the number of Shares in respect of which the Option has been exercised will be issued only upon payment in full of the relevant exercise price. These share certificates will be held for safekeeping by the Secretary of the Corporation, unless the Participant directs the Secretary otherwise.

APPENDIX C

BOARD MANDATE

CORPORATE GOVERNANCE POLICY

December 12, 2005

BOARD MANDATE & DIVISION OF RESPONSIBILITIES BETWEEN THE BOARD OF
DIRECTORS & MANAGEMENT

POLICY STATEMENT

The purpose of this document is to clarify the respective governance and management roles and responsibilities of the Board and management.

BOARD OF DIRECTORS

The Board is responsible for the supervision of management of the Corporation’s business and its affairs. It has the statutory authority and obligation to protect and enhance the assets of the Corporation in the interest of all shareholders. The Board Mandate, which includes the terms of reference of the Board and individual directors, sets out the purpose, procedures and organization, and responsibilities and duties of the Board and its committees.

The Board has the responsibility to review and approve the stated missions of the business, its objectives and goals, and the strategy by which it proposes to reach those goals.

The initiative for developing corporate strategy comes from management. The Board has the power to make suggestions and participates in the discussion of the strategy, responds to and contributes ideas and approves or amends the strategy. However, management leads this process. The Board is responsible for monitoring management’s success in implementing the strategy.

The role of the Board focuses on governance and stewardship rather than on the responsibility of management to run the day-to-day operations of the Corporation. Its role is to set corporate direction, assign responsibility to management for achievement of that direction, define executive limitations, and monitor performance against those objectives and executive limitations. In fulfilling this role, the Board will regularly review corporate objectives to ensure that they continue to be responsive to the changing business environment in which the Corporation operates.

RESPONSIBILITIES:

In order to ensure that the Board fulfills its role and is in a position to be held to account by its shareholders, the Board acknowledges its responsibility for the stewardship of the Corporation and will, with the assistance from the appropriate Committee:

1)  Define Shareholder Expectations for Corporate Performance Through Effective Communication with Shareholders

The Board will encourage effective communication between the Board and the Corporation’s shareholders, other stakeholders, and the public, the Board will determine, from time to time, the appropriate criteria for evaluating performance against shareholder expectations, and will set corporate strategic goals and objectives within this context. The Board will regularly review its criteria for the evaluation of shareholder expectations to ensure that they remain relevant to changing circumstances.

2)  Establish Strategic Goals, Performance Objectives and Operational Policies

Based on the best interests of the Corporation and the determination of long-term shareholder expectations for performance, the Board will develop broad strategic corporate objectives and establish corporate values against which corporate performance will be measured. This will include:

•	satisfying itself as to the integrity of the Chief Executive Officer and other executive officers and ensuring that they create a culture of integrity throughout the Corporation;

•	annually approving both long-term and short-term corporate vision and strategies to maximize shareholder value and which take into account, among other things, the opportunities and risks of the business of the Corporation;

•	adopting a written code of business conduct and ethics, applicable to the Corporation’s directors, officers and employees, and monitoring compliance with the code;

•	reviewing and approving management’s strategic and operational plans to ensure they are consistent with long-term and short-term vision;

•	setting annual targets against which to measure corporate and executive performance;

•	ensuring that appropriate internal control and management information systems are in place for the Corporation;

•	ensuring that executive compensation is linked appropriately to corporate performance; and

•	ensuring that a process is in place with respect to the appointment, development, evaluation and succession of senior management.

3)  Delegate Management Authority to the Chief Executive Officer

The Board will delegate to the Chief Executive Officer the authority to manage and supervise the business of the Corporation, including making of all decisions regarding the Corporation’s operations that are not specifically reserved to the Board under the terms of this Mandate and appropriate law and regulation.

The Board will determine what, if any, executive limitations may be required in the exercise of the authority delegated to management, and in this regard will approve operational policies within which management will operate.

It is the Board’s responsibility to hire, evaluate and discharge the Chief Executive Officer.

4)  Monitor Corporate Performance

The Board will understand, assess and monitor the principal risks of all aspects of the business in which the Corporation is engaged and, while recognizing that business decisions require the Corporation to incur a level of risk which achieves a proper balance between the risk incurred and the potential return to shareholders, will ensure the implementation of systems to manage the principal risks of the Corporation.

The Board will also monitor corporate performance against both short-term and long-term strategic plans, annual performance targets, compliance with Board policies and the effective management of risk.

5)  Establish Appropriate Board Processes

The Board will develop procedures relating to the conduct of its business and the fulfillment of the responsibilities of the Board. Processes may include those related to the conduct of directors, compliance and Board meeting procedures, Board agenda formulation, management reporting, and evaluation of Board performance. The Board, through its Corporate Governance and Nominating Committee, will ensure that all directors receive a comprehensive orientation permitting them to understand the roles of the Board and its committees, their roles as directors and the nature and operation of the Corporation’s business. The Board, through its Corporate Governance and Nominating Committee, will also encourage directors to participate in continuing education.

BOARD STRUCTURE AND GUIDELINES

1. The Board will be comprised of a majority of independent directors, as defined by securities regulatory authorities and stock exchanges in Canada and the United States of America.

2. All directors will stand for election every year.

3. When the Chief Executive Officer also holds the position of Chairperson of the Board, the Board will elect a non-executive Vice Chair or lead director.

4. Every year the Board will review and approve a strategic plan, an annual operating plan and a budget for the Corporation, and conduct periodic reviews of progress.

5. The Board will establish three committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. These committees will consist entirely of independent directors. The Board will appoint all chair and committee members and will develop and review from time to time a position description for the chair of each committee.

6. The Board will be responsible for ensuring the development of a written charter for each of its committees that establishes the committee’s purpose, responsibilities, member qualifications, member appointment and removal, structure and operations (including any authority to delegate to individual members or subcommittees), and the manner of reporting to the Board. In addition, each committee will have authority to engage and compensate any outside advisor that it determines to be necessary to permit it to carry out its duties.

7. The Board will meet on a quarterly basis or as deemed appropriate.

8. The Board does not believe it should establish term limits.

9. The independent directors will hold quarterly meetings at which non-independent directors and members of management will not be in attendance. These meetings will conclude with a discussion with the Chief Executive Officer on each occasion.

10. The Corporate Governance and Nominating Committee will be responsible for developing the Corporation’s approach to corporate governance principles and guidelines specifically applicable to the Corporation.

11. The Corporate Governance and Nominating Committee will annually evaluate the effectiveness of the Board and of the effectiveness of all committees.

12. In conjunction with the Corporate Governance and Nominating Committee, the Board will consider what competencies and skills the Board as a whole should possess, what competencies and skills each director possesses, and the size of the Board.

13. The Chair of the Board will establish the agenda for each Board meeting. Each Board member is free to suggest the inclusion of item(s) on the agenda.

14. Whenever feasible, directors will receive materials seven days in advance of meetings for items to be acted upon. Management will make every attempt to see that the material is as succinct as possible while providing the desired information.

15. Interlocking directorships will not be allowed, except with respect to joint ventures. (An interlocking directorship would occur if an officer or director of the Corporation served on the Board of Company X and an officer or director of Company X served on the Corporation’s Board, or if a major supplier or customer served on the Corporation’s Board.)

16. Directors are required to own at least 2,000 shares of the Corporation’s stock within one year of election and 5,000 shares within three years of election.

17. A report on succession planning and management development will be provided annually by the Chief Executive Officer to the Board.

18. No director shall be a potential or actual representative of, or hold an executive position or directorship with, interests that may have reason to make an unsolicited or hostile attempt to acquire a controlling interest in the

Corporation or its subsidiaries. Neither shall any director have vested interests in benefits from external intervention in the Corporation’s affairs.

19. The Corporate Governance and Nominating Committee will establish a director’s questionnaire designed to assure that Board members have the requisite qualifications and have no conflicts of interests. In addition, each director will be required to adopt and support the Corporation’s ethics policy.

EXPECTATIONS AND CONDUCT OF ALL MEMBERS OF THE BOARD

1. Board members know and understand the Corporation’s vision, strategic precepts, strategic plan and operating plan, and understands the corresponding corporate policies.

2. A Board member’s actions reflect his/her understanding of the Corporation’s vision, strategic precepts, strategic plan and operating plan in his/her discussion and actions on key issues throughout the year.

3. Board meetings are conducted in a manner that ensures open communication, meaningful participation and timely resolution of issues. The proceedings of meetings are held in strict confidence and not divulged to outsiders.

4. Board members are diligent in preparing for meetings and have adequate time available to perform their duties as directors.

5. Board members will not enter into relationships with the Corporation that would in any way compromise them being designated as independent directors.

6. Board members have complete access to the Corporation’s senior executives. It is assumed that Board members will use judgment to be sure that this contact is not distracting to the business operations of the Corporation and that such contact, if in writing, be copied to the Chief Executive Officer and Chair. Specific requests and action items should be requested through the office of the Chief Executive Officer.

7. In tracking the Corporation’s performance, the Board regularly considers the performance of peer companies.

8. Attendance is essential to the good performance of the Board process. Therefore, Board Members are expected to attend all meetings of the Board, whether in person or via teleconference, but in any event, not less than 75 percent of the meetings.

FEEDBACK

The Corporation’s shareholders may provide written input and comments to the Board by forwarding same to the General Counsel at the Corporation’s U.S. headquarters.

CHAIR OF THE BOARD

The Chair of the Board is accountable to the Board for the fulfillment of the responsibilities of the office of Chair as outlined in the Corporation’s by-laws and will lead the Board in establishing effective corporate governance processes and practices.

Role/Responsibilities:

The role and responsibilities of the Chair of the Board will include:

•	assuming principal responsibility for the operation and functioning of the Board;

•	providing overall leadership to the Board without limiting the principle of collective responsibility and the ability of the Board to function as a unit;

•	fulfilling his or her Board leadership responsibilities in a manner that will ensure that the Board is able to function independently of management. This should include ensuring that the appropriate procedures are in place for the Board to meet regularly without management present, and to allow for directors to engage outside advisors at the expense of the Corporation in appropriate circumstances, subject to the approval of the Corporate Governance and Nominating Committee;

•	consulting with the Board and the Secretary to set Board agendas that are based on the responsibilities of the Board and reflect current priorities;

•	chairing Board meetings effectively, including ensuring that appropriate briefing materials are delivered in a timely fashion, encouraging full participation and discussion by individual directors, stimulating debate, facilitating consensus, and ensuring that clarity regarding decisions is reached and duly recorded;

•	requesting that another director chair a particular meeting, or a particular agenda item should the Chair determine that in the interests of making a proposal to the Board in his/her role as Chair, he/she would not be the most effective chair of that particular meeting, or that particular agenda item;

•	ensuring compliance with the governance policies of the Board regarding conduct of Board meetings, managing and reporting information and other policies related to the conduct of the Board’s business; and

•	taking a leadership role in ensuring effective communication and relationships among the Corporation, shareholders, stakeholders and the general public.

CHIEF EXECUTIVE OFFICER

The Chief Executive Officer is delegated the authority to supervise the business and affairs of the Corporation, subject to the direction of the Board and the executive limitations established by the Board. This delegation shall include the authority to make all decisions on behalf of the Corporation that do not require shareholder approval, or have not been reserved by the Board to itself or to a Committee of the Board, under the terms of this Mandate.

All Board authority delegated to management is delegated through the Chief Executive Officer, so that all authority and accountability of management, unless otherwise stated in this Mandate, is considered to be the authority and accountability of the Chief Executive Officer. This shall not be interpreted as precluding interaction among the members of the Board and senior management, and relates solely to the accountability link between the Board and the Chief Executive Officer.

The Chief Executive Officer shall have the authority to delegate operational decision making as he/she may determine as necessary and appropriate for the effective operation of the business. In this regard, the Chief Executive Officer shall put in place a delegation of operational authority policy within the organization.

Role/Responsibilities:

The role and responsibilities of the Chief Executive Officer will include:

•	developing and recommending corporate strategies, and business and financial plans for the approval of the Board;

•	managing the operations of the business in accordance with the strategic direction set by the Board and within operational policies as approved by the Board in relation to the conduct of the business;

•	reporting management information back to the Board in a manner and time so that the Board may effectively monitor and evaluate corporate performance against stated objectives and within executive limitations; including:

•	submitting monitoring and performance information required by the Board in a timely and accurate fashion, and based on industry benchmarked standards;

•	ensuring that the Board is aware of relevant trends, anticipated adverse media and analyst coverage, material external or internal changes, and any changes in the assumptions upon which any Board decision or approval has previously been made; and

•	advising the Board if, in the Chief Executive Officer’s opinion, the Board is not in compliance with its own policies, or legal and/or regulatory requirements, in particular, in the case of behavior of one or more directors which is detrimental to best interests of the Corporation or to the working relationship between the Board and the Chief Executive Officer;

•	developing a list of risk factors and informing the Board of what mechanisms are in place to address the identified risks;

•	providing the Board with information, both internal and external, that the Board may require in order to make fully-informed decisions regarding policies governing the operation of the business;

•	dealing with the Board as whole except when:

(a) fulfilling individual requests for information; or

(b) responding to officers or committees duly charged by the Board; and

•	reporting in a timely manner on actual or anticipated non-compliance with any Board approved policy or decision.

The Chief Executive Officer will be evaluated on the following criteria:

1. Leadership:  Leads the Corporation based on its vision, mission and values so that they are widely understood, widely supported, consistently applied and effectively implemented and ensures that practices are consistent with the strategic plan.

2. Strategic Planning:  Ensures the development of and gains Board approval for a strategic plan that meets the needs of stockholders, customers, employees and all corporate stakeholders; ensures consistent and timely progress toward strategic objectives; obtains and allocates resources consistent with strategic objectives.

3. Financial Results:   Establishes Board-approved appropriate annual and longer-term financial objectives and manages consistently to achieve these goals; ensures that appropriate systems are maintained to protect assets and maintain effective control of operations.

4. Succession Planning:  Develops, attracts, retains, motivates, manages and is accountable for an effective top management team capable of achieving objectives; provides for a detailed, written management succession plan.

5. Human Resources:  Ensures the development of effective recruitment, training, retention and personnel communications plans and programs to provide and motivate the necessary human resources to achieve objectives; establishes and monitors programs to provide equal opportunity employment for all employees.

6. Communications:  Serves as chief spokesperson, communicating effectively with stockholders and all internal and external stakeholders.

7. External Relations:  Ensures that the Corporation and its operating units contribute appropriately to the well being of their communities and industries. Represents the Corporation in community and industry affairs.

8. Board and Stockholder Relations:  Works closely with the Board and stockholders to keep them fully informed on all important aspects of the status and development of the Corporation. Facilitates the Board’s governance, composition and committee structure. Implements Board policies and recommends policies for Board consideration.

APPENDIX D

TLC VISION CORPORATION

AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board of Directors to provide independent and objective oversight of the accounting functions, internal controls and financial reporting practices of the Corporation and its subsidiaries.

The Committee shall be comprised of at least three outside independent directors who are financially literate or become financially literate within a reasonable period of time. The other directors and the Chief Executive Officer are welcome to attend any meeting of the Audit Committee. At least one member of the Committee shall be a financial expert as defined by the Securities and Exchange Commission. The Committee shall make regular reports to the Board of Directors. The Audit Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Committee’s function is one of oversight, and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and for establishing and maintaining internal control over financial reporting and that the independent registered public accountants (“independent accountants”) are responsible for auditing those financial statements and management’s assessment of the effectiveness of internal control over financial reporting. In carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements. The responsibilities of the Audit Committee include the following:

Independent Accountant Selection, Evaluation and Oversight:

•	Review the independence and performance of the accountants, and annually recommend to the Board of Directors the appointment of the independent accountants or approve any replacement of accountants when circumstances warrant. The independent accountants report directly to the Committee and the Committee shall be directly responsible for the compensation of the independent accountants.

•	Specifically pre-approve all audit and non-audit services provided by the independent accountants. The independent accountant shall not be engaged to perform non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Audit Committee provided any decisions of the member are presented to the full Committee at its next scheduled meeting. The Committee shall consider whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence.

•	On an annual basis, obtain a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard 1, and review and discuss with the independent accountants all significant relationships they have with the Company that could potentially impair their independence

•	Consider the independent accountant’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•	Review the independent accountant’s audit plan and discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach. Discuss the results of the audit with the independent accountants prior to releasing the year-end earnings.

•	Review significant findings prepared by the independent accountants together with management’s responses. Review any significant problems or difficulties that the independent accountants may have encountered in the connection with the audit.

•	Ensure the rotation of the lead audit partner and other audit partners as required by law, and establish policies for the Company’s hiring of employees or former employees of the independent auditor.

D-1

Review of Financial Reports and Disclosures:

•	In consultation with management, the independent accountants and the internal audit function, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures, major issues regarding accounting principles and financial statement presentations (including significant changes in the Company’s selection or application of accounting principles), and the effects of regulatory and accounting initiatives on the financial statements of the Company. Evaluate the steps management has taken to monitor, control and report such issues.

•	Review with management and the independent accountants the company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders, and, following the year-end review, recommend to the Board the inclusion of the audited financial statements in all of the company’s filings.

•	Annually prepare a report to shareholders as required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

•	Review with financial management and the independent accountants the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution.

•	Discuss any significant changes to the Company’s accounting principles and any items required to be communicated to the independent accountants. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Internal Audit Oversight

•	Review the budget, plan, activities, organizational structure and performance of the internal audit function as needed.

•	Review significant issues identified by the internal audit function together with management’s response and follow-up on these reports.

Additional Audit Committee Actions:

•	At least annually, review with the Company’s General Counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

•	Review the Company’s Code of Ethical Conduct and the Company’s compliance with this code.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Review and evaluate risk management policies in light of business strategy, capital strength and overall risk tolerance. Periodically evaluate the Company’s investments including the procedures for investment and trading and safeguards to ensure compliance with procedures.

•	Meet separately, periodically, with the Chief Financial Officer, the senior internal auditing executive and the independent auditors. The Committee may request any member of management to attend a meeting of the Committee.

•	Perform any other activities consistent with this Charter, the Company’s by-laws and governing law as the Committee or the Board deems necessary or appropriate.

•	Retain and compensate such outside legal, accounting, and other advisers, as it considers necessary in discharging its oversight role.

D-2

TLC VISION CORPORATION
PROXY
Annual and Special Meeting of Shareholders of TLC Vision Corporation
to be held on June 22, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
TLC VISION CORPORATION
     The undersigned shareholder of TLC Vision Corporation (“TLC Vision”) hereby appoints James C. Wachtman, Chief Executive Officer and a director of TLC Vision, or, failing him, Brian L. Andrew, General Counsel and Secretary of TLC Vision, or instead of any of the foregoing,                                         , as proxy of the undersigned, to attend, vote and act for and on behalf of the undersigned at the annual and special meeting of shareholders of TLC Vision to be held on June 22, 2006 at 9:00 a.m., Eastern Daylight Time, at the Dominion Club, 1 King Street West, Toronto, Ontario, and at all adjournments thereof, upon the following matters:
1.	TO VOTE FOR ☐ AGAINST ☐ ABSTAIN ☐
or, if no specification is made, vote FOR a resolution approving certain amendments to TLC Vision’s Amended and Restated Share Option Plan, including an increase in the number of common shares reserved for issuance pursuant to such plan from 7,116,000 to 9,116,000 common shares;

2.	TO VOTE FOR all nominees (except as marked to the contrary) ☐ WITHHOLD VOTE FOR all nominees ☐ or, if no specification is made, vote FOR the election of the following directors for the ensuing year:

Elias Vamvakas	Warren S. Rustand
James C. Wachtman	Dr. Richard Lindstrom
Thomas N. Davidson	Dr. Michael DePaolis
Toby S. Wilt
Provided that the undersigned wishes to withhold vote for the following directors:

3.	TO VOTE FOR ☐ WITHHOLD ☐
or if no specification is made, vote FOR the continued appointment of Ernst & Young LLP as auditors of TLC Vision and authorizing the directors to fix the remuneration of the auditors; and

4.	In the discretion of the proxy holder, such other business as may properly come before the meeting.
          The shares represented by this proxy will be voted as directed. If no direction is indicated as to any item(s), they will be voted FOR such item(s).
EXECUTED on the                                          day of                                         , 2006

Number of Common Shares	Signature of Shareholder

Name of Shareholder
(Please print clearly)
* Please see other side for notes on how to use this proxy.

NOTES:
1.	A shareholder has the right to appoint a person to represent the shareholder at the meeting other than the management representatives designated in this proxy. Such right may be exercised by inserting in the space provided the name of the other person the shareholder wishes to appoint. Such other person need not be a shareholder.
2.	To be valid, this proxy must be signed and deposited with the Secretary of the Corporation, c/o CIBC Mellon Trust Company, Proxy Dept., 200 Queen’s Quay East, Unit #6, Toronto, Ontario M5A 4K9 (Facsimile No. (416) 368-2502) not later than the close of business on June 20, 2006, or, if the meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned meeting.
3.	If an individual, please sign exactly as your shares are registered. If the shareholder is a corporation, this proxy must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed. If the shares are registered in the name of an executor, administrator or trustee, please sign exactly as the shares are registered. If the shares are registered in the name of the deceased or other shareholder, the shareholder’s name must be printed in the space provided, the proxy must be signed by the legal representative with his name printed below his signature and evidence of authority to sign on behalf of the shareholder must be attached to this proxy.
4.	Reference is made to the accompanying management information circular (which is also a proxy statement under U.S. law) for further information regarding completion and use of this proxy and other information pertaining to the meeting. Before completing this proxy, non-registered holders should carefully review the section in the accompanying management information circular entitled “Non-Registered Shareholders” and should carefully follow the instructions of the securities dealer or other intermediary who sent this proxy.
5.	If this proxy is not dated in the space provided, it is deemed to bear the date on which it is mailed.
6.	If a share is held by two or more persons, any one of them present or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote in respect thereof, but if more than one of them are present or represented by proxy, they shall vote together in respect of each share so held.